August 26, 1998


To Shareholders of the following Series of the Exeter Fund:

          Small Cap Series
          International Series
          World Opportunities Series
          Global Fixed Income Series
          New York Tax Exempt Series
          Ohio Tax Exempt Series
          Diversified Tax Exempt Series

Dear Shareholder:

Enclosed are copies of the Semi-Annual Reports for each of the above Series of the Exeter Fund in which you were invested as of June 30, 1998. These reports include information about the Series performance as well as portfolio listings as of that date.

We would be happy to answer any questions you may have about the Semi-Annual Reports or about your account. Please contact our Fund Services department or your Client Consultant if we can be of assistance.

Sincerely,

/s/Amy J. Williams

Amy J. Williams
Fund Services Manager

Exeter Fund, Inc.

Small Cap Series

Semi-Annual Report
June 30, 1998

Management Discussion and Analysis

Dear Shareholders:

Though the first half of 1998 produced mediocre results for investors in small cap stocks, the Small Cap Series outperformed the Russell 2000 Total Return Index, a widely used small cap index during this period. The Series' performance was led by several stocks within the communications and retail
sectors.    Although  small  cap  stocks  have  recently underperformed larger company stocks, we expect them to offer strong returns over the long term as the markets recognize the opportunities in this sector and valuations relative to larger stocks return to levels closer to their historical averages. In the meantime, we have identified several attractive opportunities in the small cap sector.

As the majority of Asian economies continue to weaken, the worldwide demand for commodities and basic materials has slowed significantly. In many cases, this has led to significant excess supply and rapidly falling commodity
prices.    Share  prices  for  many  securities within the basic materials and energy  sectors  have  fallen  dramatically  in  sympathy  with the underlying
commodities.    In  our  opinion,  this  has  led to several attractive buying
opportunities.   Historically, natural economic forces have led to the closing of  excess  capacity when commodity prices fall too low.  This continues until
demand exceeds supply, leading to a cyclical  upturn.   During the second
quarter, we purchased a number of issues within the energy sector and added to our positions within the paper sector to capitalize on these trends. Continued weakness in Asia has delayed the cyclical upturns, but we believe the long-term outlook for these holdings remains positive.

During the first half of 1998, several stocks in the communications and retail sectors demonstrated strong performance. While many of these stocks were eventually sold, we continue to maintain our exposure to retail due to our belief that the outlook remains positive for this area of the economy. Retail stocks in general have benefited from the Asian crisis, as the companies' costs for materials and labor have fallen. At the same time, a strong U.S. economy has led to continued strength in demand. Though our exposure to the communications sector declined as several stocks were sold after appreciating significantly, we remain attracted to this area of dynamic growth and continue to seek out values within the communications sector.

One condition of maintaining a strict value-oriented approach to investing is the possibility that we will move into a position too early. This was the case during the second quarter of 1998. While many investors wait until there has been a clear turn in fundamentals, these investors miss a significant portion of the stock's return. As discussed above, our strategies have led us to several securities that are attractive and appeared to be undervalued. While we've outperformed the small cap benchmark so far this year, the undervaluation of the portfolio is the most significant strength for the Small Cap Series looking forward.

As always, it is a privilege to serve you.

Sincerely,

Exeter Asset Management

Portfolio Composition (unaudited)

[graphic]
<pie chart>
Data for pie chart to follow:









Portfolio Composition*- As of 6/30/98

Apparel                                             3.3%
Chemicals & Allied Products                         5.3%
Computer Equipment                                  4.4%
Electronics & Electrical Equipment                  8.1%
Glass Products                                      3.7%
Industrial & Commercial Machinery                   7.7%
Paper & Allied Products                             5.9%
Primary Metal Industries                            6.0%
Printing & Publishing                               4.7%
Retail                                              6.3%
Computer Integrated Systems Design                  5.0%
Technical Instruments & Supplies                    5.4%
Transportation                                      4.5%
Cash, equivalents, other assets, less liabilities  13.9%
Miscellaneous **                                   15.8%

** Miscellaneous includes:

Agricultural Production
Distribution -  Wholesale
Refuse Systems
Software
Telecommunications
Testing Laboratories
Textile Mill Products

* As a Percentage of net assets


Performance Update as of June 30, 1998 (unaudited)









Exeter Fund, Inc. - Small Cap Series

                                                            Total Return
 Through                               Growth of $10,000                                    Average
06/30/98                               Investment           Cumulative                      Annual

One Year                              $            10,071                           0.71%      0.71%
Five Year                             $            18,504                          85.04%     13.09%
Inception 2                           $            21,521                         115.21%     13.22%












                                               S&P 500 Total Return Index

                                                                                                 Total Return
Through                                                                     Growth of $10,000                    Average
06/30/98                                                                    Investment           Cumulative      Annual

One Year                                                                   $            13,015          30.15%     30.15%
Five Year                                                                  $            28,216         182.16%     23.04%
Inception 2                                                                $            31,713         217.13%     20.56%





The value of a $10,000 investment in the Exeter Fund, Inc. - Small Cap
Series from its current activation (4/30/92) to present (6/30/98) as compared to the Standard & Poor's (S&P) 500 Total Return
Index. 1

[graphic]
<line chart>
Data for line chart to follow:









Date        Exeter Fund, Inc. - Small Cap Series   S&P 500 Total Return Index

04/30/92                                  10,000                       10,000
12/31/92                                  11,610                       10,725
12/31/93                                  13,317                       11,799
12/31/94                                  14,383                       11,959
12/31/95                                  16,497                       16,437
12/31/96                                  18,156                       20,206
12/31/97                                  20,388                       26,944
06/30/98                                  21,521                       31,713



1 The Standard and Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter
Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2    Performance  numbers for the Fund and Index are calculated from April 30,
1992, the Fund's current activation date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - June 30, 1998 (unaudited)








                                                               Value
                                                    Shares        (Note 2)
COMMON STOCK - 86.18%
AGRICULTURAL PRODUCTION - 2.03%
   Sylvan, Inc.*                                     165,000  $ 2,598,750
                                                              ------------

APPAREL - 3.30%
   Novel Denim Holdings, Ltd.*                       162,000    4,212,000
                                                              ------------

CHEMICALS & ALLIED PRODUCTS - 5.31%
   Cypress Bioscience, Inc.*                         410,000    1,217,208
   Orion-Yhtyma OY - B Shares (Finland) (Note 6)     154,000    4,735,951
   PT Tri Polyta Indonesia - ADR (Note 6)            746,950      840,319
                                                              ------------
                                                                6,793,478
                                                              ------------

COMPUTER EQUIPMENT - 4.40%
   Bell & Howell Co.*                                218,000    5,627,125
                                                              ------------

COMPUTER INTEGRATED SYSTEMS DESIGN - 5.06%
   Apache Medical Systems, Inc.*                     725,000    1,404,687
   DAOU Systems, Inc.                                222,000    5,078,250
                                                              ------------
                                                                6,482,937
                                                              ------------

DISTRIBUTION -  WHOLESALE- 1.66%
   Philip Services Corp.*                            517,175    2,133,347
                                                              ------------

ELECTRONICS & ELECTRICAL EQUIPMENT - 8.14%
   The Carbide/Graphite Group, Inc.                  130,000    3,615,625
   Firearms Training Systems, Inc.*                  924,700    2,311,750
   Gold Peak Industries, Ltd. (Hong Kong)(Note 6)  6,300,000    2,154,657
   Ultralife Batteries, Inc.*                        275,000    2,337,500
                                                              ------------
                                                               10,419,532
                                                              ------------

GLASS PRODUCTS - 3.74%
   Libbey, Inc.                                      125,000    4,789,063
                                                              ------------

INDUSTRIAL & COMMERCIAL MACHINERY - 7.69%
   Comfort Systems USA, Inc.*                        160,000    3,740,000
   Lam Research, Corp.                                94,400    1,805,400
   NN Ball & Roller, Inc.                            360,000    4,297,500
                                                              ------------
                                                                9,842,900
                                                              ------------

PAPER & ALLIED PRODUCTS - 5.94%
   Schweitzer-Mauduit International, Inc.            132,850    3,852,650
   Stone Container Corp.                             240,000    3,750,000
                                                              ------------
                                                                7,602,650
                                                              ------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)









                                                                Value
                                                      Shares   (Note 2)
PRIMARY METAL INDUSTRIES - 6.02%
   Gibraltar Steel Corp.*                            183,000  $  3,751,500
   Wolverine Tube, Inc.*                             104,000     3,952,000
                                                              -------------
                                                                 7,703,500
                                                              -------------

PRINTING & PUBLISHING - 4.67%
   Scholastic Corp.*                                 150,000     5,981,250
                                                              -------------

REFUSE SYSTEMS - 1.74%
   Newpark Resources, Inc.                           200,000     2,225,000
                                                              -------------

RETAIL - 6.29%
   Hancock Fabrics, Inc.                             213,500     2,668,750
   Loehmann's, Inc.*                                 275,000     1,323,437
   Talbots, Inc.                                     155,000     4,059,063
                                                              -------------
                                                                 8,051,250
                                                              -------------

SOFTWARE - 2.81%
    HCIA, Inc.*                                      280,000     3,605,000
                                                              -------------

TECHNICAL INSTRUMENTS & SUPPLIES - 5.37%
   CardioGenesis Corp.*                              207,925     1,104,601
   Physio-Control International Corp.*                85,000     2,236,563
   Sola International, Inc.*                         108,000     3,530,250
                                                              -------------
                                                                 6,871,414
                                                              -------------

TELECOMMUNICATION SERVICES - 2.93%
   Microcell Telecommunications, Inc.- ADR (Note 6)  417,000     3,753,000
                                                              -------------


TESTING LABORATORIES - 1.71%
   Paradigm Geophysical, Ltd.                        312,350     2,196,226
                                                              -------------

TEXTILE MILL PRODUCTS - 2.91%
   Albany International Corp. - Class A              155,775     3,728,864
                                                              -------------

TRANSPORTATION - 4.46%
   Miller Industries, Inc.*                          389,500     3,018,625
    Trico Marine Services, Inc.*                     197,000     2,696,438
                                                              -------------
                                                                 5,715,063
                                                              -------------

TOTAL COMMON STOCK
  (Identified Cost $116,608,065)                               110,332,349
                                                              -------------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)









                                            Principal Amount/      Value
                                            Shares                (Note 2)
SHORT-TERM INVESTMENTS - 13.80%
   Federal Home Loan Bank Discount Note,
      8/03/1998                            $          6,000,000  $  5,970,410
   Federal National Mortgage Association
      Discount Note, 8/14/1998                        6,000,000     5,960,033
   Dreyfus Treasury Cash Management Fund              5,732,995     5,732,995
                                                                 -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $17,663,438)                                     17,663,438
                                                                 -------------

TOTAL INVESTMENTS - 99.98%
   (Identified Cost $134,271,503)                                 127,995,787

OTHER ASSETS, LESS LIABILITIES - 0.02%                                 22,593
                                                                 -------------

NET ASSETS -  100%                                               $128,018,380
                                                                 =============




* Non-income producing security









FEDERAL TAX INFORMATION:

At June 30, 1998, the net unrealized depreciation based on identified cost for federal income tax purposes of $134,271,503 was as follows:

   Aggregate gross unrealized appreciation for all investments
   in which there was an excess of value over tax cost                                     $ 12,775,394

   Aggregate gross unrealized depreciation for all investments
   in which there was an excess of tax cost over value                                      (19,051,110)
                                                                                        -------------

UNREALIZED DEPRECIATION - NET                                                           $ (6,275,716)
                                                                                        =============




The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (unaudited)









 JUNE 30, 1998

ASSETS:

Investments, at value (identified cost $134,271,503)(Note 2)    $127,995,787
Foreign currency, at value (identified cost $181,317)                178,948
Receivable for fund shares sold                                       23,190
Dividends receivable                                                  21,350
                                                                -------------

TOTAL ASSETS                                                     128,219,275
                                                                -------------

LIABILITIES:

Accrued management fees (Note 3)                                     105,462
Accrued Directors' fees (Note 3)                                       3,332
Payable for fund shares repurchased                                   47,864
Payable for closed forward foreign currency exchange
   contracts (Note 2)                                                 18,797
Audit fee payable                                                      9,357
 Other payables and accrued expenses                                  16,083
                                                                -------------

 TOTAL LIABILITIES                                                   200,895
                                                                -------------

NET ASSETS FOR 10,054,884 SHARES
   OUTSTANDING                                                  $128,018,380
                                                                =============

NET ASSETS CONSIST OF:

Capital stock                                                   $    100,549
Additional paid-in-capital                                       115,983,006
Undistributed net investment income                                  309,154
Accumulated net realized gain on investments                      17,903,756
Net unrealized depreciation on investments, foreign currency, forward foreign currency exchange contracts, and other
     assets and liabilities                                       (6,278,085)
                                                                -------------

 TOTAL NET ASSETS                                               $128,018,380
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE - CLASS A
   ($128,018,380/10,054,884 shares)                             $      12.73
                                                                =============



The accompanying notes are an integral part of the financial statements.
7

Statement of Operations (unaudited)









FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME:

Dividends (net of withholding)                           $   559,059
 Interest                                                    454,249
                                                         ------------

 Total Investment Income                                   1,013,308
                                                         ------------


EXPENSES:

Management fees (Note 3)                                     659,115
Directors' fees (Note 3)                                       3,322
Custodian fee                                                 13,637
Audit fee                                                     11,491
Registration and filing fees                                   6,590
Printing and postage fees                                      5,108
 Miscellaneous                                                 4,891
                                                         ------------

Total Expenses                                               704,154
                                                         ------------

NET INVESTMENT INCOME                                        309,154
                                                         ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on -
   Investments (identified cost basis)                    11,107,311
   Foreign currency and forward foreign currency
      exchange contracts                                      48,046
                                                         ------------
Net realized gain on investments                          11,155,357
                                                         ------------

Net change in unrealized depreciation on -
    Investments                                           (4,521,105)
   Foreign currency, forward foreign currency exchange
       contracts, and other assets and liabilities           (31,725)
                                                         ------------
Net change in unrealized depreciation on investments      (4,552,830)
                                                         ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                          6,602,527
                                                         ------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                       $ 6,911,681
                                                         ============




The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets








                                                         For the Six Months
                                                         Ended 6/30/98          For the Year
                                                                  (unaudited)   Ended 12/31/97
                                                        ---------------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)                            $            309,154   $       (141,498)
Net realized gain on investments                                  11,155,357         21,344,730
Net change in unrealized depreciation
    on investments                                                (4,552,830)        (8,858,291)
                                                        ---------------------  -----------------

 Net increase in net assets from operations                        6,911,681         12,344,941
                                                        ---------------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

 From net investment income                                               --           (105,557)
From net realized gain on investments                                     --        (13,616,840)
                                                        ---------------------  -----------------
Total distributions to shareholders                                       --        (13,722,397)
                                                        ---------------------  -----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease)from capital share
   transactions (Note 5)                                            (493,327)        22,289,055
                                                        ---------------------  -----------------

Net increase in net assets                                         6,418,354         20,911,599

NET ASSETS:

Beginning of period                                              121,600,026        100,688,427
                                                        ---------------------  -----------------

END OF PERIOD (including undistributed net investment
    income of $309,154 and $0, respectively)            $        128,018,380   $    121,600,026
                                                        =====================  =================




The accompanying notes are an integral part of the financial statements.

Financial Highlights









                                               For the Six
                                               Months Ended
                                               06/30/98
                                               (unaudited)
                                               ---------------
Per share data (for a share outstanding
 throughout each period ):

NET ASSET VALUE -  BEGINNING OF PERIOD         $        12.05
                                              ---------------

Income from investment operations:
   Net investment income (loss)                         0.045
   Net realized and unrealized gain
     on investments                                     0.635
                                               ---------------

Total from investment operations                        0.680
                                               ---------------

Less distributions to shareholders:
   From net investment income                              --
   From net realized gain on investments                   --
   In excess of net realized gain on investment            --
                                               ---------------

Total distributions to shareholders                        --
                                               ---------------

NET ASSET VALUE - END OF PERIOD                $        12.73
                                               ===============


Total return1                                         5.64%

Ratios of expenses (to average net assets) /
   Supplemental Data:
    Expenses                                          1.07%3
    Net investment income (loss)                      0.47%3

Portfolio turnover                                      47%

Average commission rate paid2                  $       0.0102

NET ASSETS - END OF PERIOD
    (000'S OMITTED)                            $      128,018
                                               ===============
1Represents aggregate total return for the period indicated.
2Average commission rate is calculated for Funds with fiscal years beginning on or after January 1, 1995.
3Annualized.






                                                              For the Years Ended
                                              12/31/97    12/31/96    12/31/95    12/31/94    12/31/93
                                            ----------  ----------  ----------  ----------  ----------
Per share data (for a share outstanding
 throughout each period ):

NET ASSET VALUE -  BEGINNING  OF PERIOD      $   12.09   $   11.95   $   12.92   $   12.52   $   11.24
                                            ----------  ----------  ----------  ----------  ----------

Income from investment operations:
   Net investment income (loss)                (0.015)      0.045      (0.004)     (0.066)     (0.040)
   Net realized and unrealized gain
     on investments                              1.502       1.112       1.934       1.051       1.700
                                            ----------  ----------  ----------  ----------  ----------

Total from investment operations                 1.487       1.157       1.930       0.985       1.660
                                            ----------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income                  (0.009)     (0.035)         --          --          --
   From net realized gain on investments       (1.518)     (0.889)     (2.900)     (0.585)     (0.380)
     In excess of net realized gain on investment   --     (0.093)         --          --          --
                                            ----------  ----------  ----------  ----------  ----------

Total distributions to shareholders            (1.527)     (1.017)     (2.900)     (0.585)     (0.380)
                                            ----------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD              $   12.05   $   12.09   $   11.95   $   12.92   $   12.52
                                            ==========  ==========  ==========  ==========  ==========


Total return1                                   12.29%      10.06%      14.70%       8.01%      14.64%

Ratios of expenses (to average net assets) /
   Supplemental Data:
    Expenses                                     1.07%       1.08%       1.07%       1.10%       1.13%
    Net investment income (loss)               (0.12)%       0.29%     (0.03)%     (0.58)%     (0.43)%

Portfolio turnover                                 94%         31%         77%         31%         12%

Average commission rate paid2                $  0.0224   $  0.0291   $  0.0500           -           -

NET ASSETS - END OF PERIOD
    (000'S OMITTED)                          $ 121,600   $ 100,688   $ 143,003   $ 105,522   $  70,734
                                            ==========  ==========  ==========  ==========  ==========
1Represents aggregate total return for the period indicated.
2Average commission rate is calculated for Funds with fiscal years beginning on or after January 1, 1995.
3Annualized.



The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

1. ORGANIZATION

Small Cap Series (the "Fund") is a no-load diversified series of Exeter Fund, Inc. (the "Corporation"), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

On April 30, 1992, the Fund resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. On July 8, 1993, the Fund began offering shares directly to investors. Previously, the Fund was available from time to time to Manning & Napier employees and advisory clients of Manning & Napier Advisors, Inc.

The Fund is authorized to issue five classes of shares (Class A, B, C, D, E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.


The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1998, 940 million shares have been designated in total among 19 series, of which
37.5 million have been designated as Small Cap Series Class A Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Notes to Financial Statements (unaudited)

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES (continued)
Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ
from  generally  accepted  accounting  principles.    The differences may be a
result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statements (unaudited)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward foreign currency exchange contracts.

The Fund regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

At June 30, 1998 the fund had no open forward foreign currency exchange contracts.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $659,115 for the six months ended June 30, 1998.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund

Notes to Financial Statements (unaudited)
and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $3,322 for the six months ended June 30, 1998.

4.PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 1998, purchases and sales of securities, other than United States Government securities and short-term securities, were $53,025,203 and $69,579,236 respectively.


5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of Small Cap Series Class A Shares were:










               For the Six Months                  For the Year
               Ended 6/30/98                       Ended 12/31/97
              --------------------                --------------

               Shares                Amount        Shares          Amount
              --------------------  ------------  --------------  ------------

Sold                      490,018   $ 6,438,516       1,150,766   $15,559,488
Reinvested                     --            --       1,119,486    13,610,375
 Repurchased             (522,759)   (6,931,843)       (509,007)   (6,880,808)
              --------------------  ------------  --------------  ------------
Total                     (32,741)  $  (493,327)      1,761,245   $22,289,055
              ====================  ============  ==============  ============



6. FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United
States Government.

 Exeter Fund, Inc.

Ohio Tax Exempt Series

Semi-Annual Report
June 30, 1998

Management Discussion and Analysis

Dear Shareholders:

Given the roller coaster action of the municipal bond market over the past few years, the first six months of this year have been unique in that municipal interest rates have remained remarkably steady. The tax-exempt yields on short, high quality municipal bonds have hovered around 3.65%, yields on two-year munis have held steady in the 3.75% to 3.85% range, intermediate-term munis (i.e., ten year notes) have remained at 4.40%, and long-term munis have barely budged from the 5.0% level. Just as roller coasters may level out for a moment to let riders catch their breath, the markets seem to have hit an uneventful stretch. Even so, considering the somewhat conflicting underlying economic fundamentals, it is safe to say that the tension level of the market has started to rise.

On the economic front, strong consumer spending and business investment has been countered by limited government spending and a deteriorating U.S. trade balance. On the inflation front, accelerating monetary growth and tight labor markets have raised concerns that have so far been calmed by declining commodity prices and solid productivity gains.

The big international story has been the renewed collapse of the Pacific Rim's financial markets and the resulting economic contractions in that part of the world. The so-called "Asian Flu" has spread outside the region, affecting a geographically diverse set of countries including Latin America, Russia, and South Africa. In total, the countries impacted by the Pacific Rim crisis make up about one-third of the world's GDP, and their problems are acting as a drag on the rest of the world. The bond market thrives when growth slows. In the municipal market, a slight increase in the supply of bonds has offset the benefits that market would normally have received from the Pacific Rim crisis.

The net outcome of the mixed signals has been relatively stable municipal interest rates. As was mentioned earlier, rates barely changed over the last six months. But don't let the calm on the surface lull you into a false sense of security. Just when the ride seems calm, the roller coaster is most likely to surprise you.

Management Discussion and Analysis

The magic of roller coasters is that they allow you to experience sensations that can be found nowhere else. However, rational people only ride them because they come equipped with a restraining device to keep the rider from flying out as they rocket you along the way. Investing also offers safety devices, although they are less apparent. Investors who want to survive the quarterly and annual fluctuations that are part and parcel of the financial markets, have to invest based on an understanding of the long-term investment dynamics. The global economy, its impact on the level of competition, and the disciplining force of the financial markets are what has allowed us to smooth the ride for bond investors.

As always, it is a privilege to serve you.

Sincerely,

Exeter Asset Management

[graphic]
<pie chart>
Data for pie chart to follow:


Portfolio Composition 1 - As of 06/30/98

General Obligation Bonds - 72%
Revenue Bonds - 26%
Pre-Refunded Bonds - 2%

1 As a percentage of municipal securities.

[graphic]
<pie chart>
Data for pie chart to follow:

Quality Ratings 2 - As of 06/30/98

Aaa - 83%
Aa - 14%
A - 2%
Not Rated - 1%

2 Using Moody's Ratings, as a percentage of municipal securities.

Performance Update as of June 30, 1998 (unaudited)









Exeter Fund, Inc.
Ohio Tax Exempt Series
                                              Total Return
Through                  Growth of $10,000                    Average
06/30/98                 Investment           Cumulative      Annual

One Year                $            10,752           7.52%      7.52%
Inception 2             $            12,485          24.85%      5.20%











                                Merrill Lynch Intermediate Municipal Index

                                        Total Return
Through            Growth of $10,000                    Average
06/30/98           Investment           Cumulative      Annual

One Year         $            10,726           7.26%      7.26%
Inception 2      $            12,706          27.06%      5.62%



The value of a $10,000 investment in the Exeter Fund, Inc. - Ohio
Tax Exempt Series from its inception
(2/14/94) to present (6/30/98) as
compared to the Merrill Lynch Intermediate
Municipal Index.1

[graphic]
<line chart>
Data for line chart to follow:









Date        Exeter Fund Inc. -       Merrill Lynch Intermediate
            Ohio Tax Exempt Series   Municipal Index
2/14/94                     10,000                       10,000
12/31/94                     9,377                        9,709
12/31/95                    10,985                       11,009
12/31/96                    11,331                       11,520
12/31/97                    12,228                       12,406
06/30/98                    12,485                       12,706



1 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 139 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from February 14, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - June 30, 1998 (unaudited)









                                                                  Principal    Value
                                                                  Amount       (Note 2)
OHIO MUNICIPAL SECURITIES - 95.6%
Akron Bath Copley Joint Twnshp. Children's Hos. Med. Ctr.,
   Revenue Bond, 7.45%, 11/15/2020                               $    50,000  $ 54,844
Akron Limited Tax, G.O. Bond, 4.10%, 12/1/2001                        65,000    65,204
Akron Waterworks, Revenue Management Bond, 5.70%,
   3/1/2007                                                          100,000   107,754
Allen County, G.O. Bond, 5.30%, 12/1/2007                            100,000   104,697
Amherst Police & Jail Facility, G.O. Bond, 5.375%, 12/1/2012          50,000    52,091
Avon Lake, G.O. Bond, 5.70%, 12/1/2006                                60,000    64,111
Avon Lake, G.O. Bond, 6.00%, 12/1/2009                                40,000    42,920
Bedford Heights, G.O. Bond, Series A, 5.65%, 12/1/2014                60,000    65,603
Belmont County, G.O. Bond, 5.15%, 12/1/2010                          100,000   102,967
Brecksville-Broadview Heights City School District, G.O.
   Bond, 5.25%, 12/1/2021                                            115,000   115,178
Chagrin Falls Exempt Village School District, G.O. Bond,
   5.55%, 12/01/2022                                                 100,000   103,762
Cincinnati, G.O. Bond, 4.60%, 12/1/2003                               50,000    51,129
Cleveland City School District, G.O. Bond, 5.875%, 12/1/2011         125,000   134,599
Cleveland Waterworks Revenue Ref. & Impt. - First  Meeting,
    Revenue Bond, Series H, 5.50%,  1/1/2010                         170,000   180,863
Cleveland Waterworks, Revenue Bond, 1st Meeting, Series G,
   5.50%, 1/1/2013                                                   100,000   107,362
Columbus, G.O. Bond, Series 1, 5.25%, 9/15/2018                      195,000   197,083
Columbus Sewer Improvement Number 28, G.O. Bond,
   6.00%, 5/1/2011                                                   155,000   169,979
Columbus, G.O. Bond, Series D, 5.50%, 9/15/2008                       50,000    53,353
Crawford County, G.O. Bond, 6.75%, 12/1/2019                         175,000   199,470
Cuyahoga County, G.O. Bond, Series A, 4.30%, 10/1/1999                50,000    50,373
Cuyahoga Falls, G.O. Bond, 7.20%, 12/1/2010                           75,000    80,024
Delaware City School District, Construction & Impt., G.O.
    Bond, Series B, 5.20%, 12/1/2016                                 100,000   100,717
Dublin City School District, G.O. Bond, 5.00%, 12/1/2019             300,000   294,570
Fairfield County Hospital Impt., Lancaster-Fairfield Community
   Hospital, Revenue Bond, 7.00%, 6/15/2012                           50,000    54,963
Findlay Water, Revenue Bond, 5.45%, 11/1/2008                        100,000   105,124
Franklin County, G.O. Bond, 4.95%, 12/1/2004                          50,000    52,090
Franklin County, G.O. Bond, 5.50%, 12/1/2013                         100,000   104,259
Gahanna-Jefferson City School District, G.O. Bond, 4.75%,
   12/1/1999                                                          50,000    50,675


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)








                                                                   Principal    Value
                                                                   Amount       (Note 2)
OHIO MUNICIPAL SECURITIES (continued)
Greene County Sewer System, Revenue Bond, 5.50%,
   12/1/2018                                                      $    30,000  $ 30,938
Hamilton County Building Impt. - Museum Center, G.O.
    Bond, 5.85%, 12/1/2001                                             50,000    52,910
Hamilton County Sewer System Ref. & Impt. - Metro Sewer
   District, Revenue Bond, Series A, 4.75%, 12/1/2000                  50,000    50,971
Hamilton County Sewer System Ref. & Impt. - Metro Sewer
   District, Revenue Bond, Series A, 5.00%, 12/1/2014                 125,000   124,856
Hilliard School District, G.O. Bond, 6.35%, 12/1/2003                  60,000    66,131
Hilliard School District, G.O. Bond, Series A, 5.00%, 12/1/2020       225,000   220,534
Indian Lake Local School District Construction & Impt.,
   G.O. Bond, 5.375%, 12/1/2023                                       220,000   224,140
Kettering City School District School Impt., G.O. Bond,
    5.30%, 12/1/2014                                                  125,000   128,306
Kettering City School District, G.O. Bond, 4.85%, 12/1/2006            40,000    41,339
Kettering City School District, G.O. Bond, 5.25%, 12/1/2022            60,000    60,078
Kings Local School District, G.O. Bond, 5.50%, 12/1/2021              115,000   118,307
Lakewood City School District, G.O. Bond, 5.55%, 12/1/2013            100,000   104,188
Lakota Local School District, G.O. Bond, 5.75%, 12/1/2006              50,000    54,232
Lakota Local School District, G.O. Bond, 7.00%, 12/1/2008             100,000   121,072
Lakota Local School District, G.O. Bond, 7.90%, 12/1/2011              45,000    45,808
Mahoning County Limited Tax, G.O. Bond, 5.65%, 12/1/1998               20,000    20,174
Mahoning County, G.O. Bond, 5.70%, 12/1/2009                          150,000   161,061
Mason City School District, G.O. Bond, 5.00%, 12/1/2007               120,000   124,128
Mentor, G.O. Bond, 5.25%, 12/01/2017                                  100,000   101,520
Montgomery County, G.O. Bond, 5.30%, 9/1/2007                          65,000    68,055
Montgomery County, Moraine-Beaver Creek Sewers, Revenue
   Bond, 5.60%, 9/1/2011                                              100,000   106,124
North Canton City School District, G.O. Bond, 5.85%,
   12/1/2007                                                           40,000    44,220
North Olmstead, G.O. Bond, 6.20%, 12/1/2011                           200,000   226,820
Northwood Local School District, G.O. Bond, 5.55%, 12/1/2006           65,000    70,734
Northwood Local School District, G.O. Bond, 6.20%, 12/1/2013           40,000    44,378
Ohio, G.O. Bond, 6.50%, 8/1/2011                                       50,000    53,990
Ohio Building Authority, Local Jail Grant, Revenue Bond,
   Series A, 4.65%, 10/1/2005                                          50,000    50,922
Ohio Building Authority, State Facilities - Administration
    Building, Revenue Bond, 5.50%, 10/1/2005                           50,000    53,540



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)








                                                                 Principal    Value
                                                                 Amount       (Note 2)
OHIO MUNICIPAL SECURITIES (continued)
Ohio Higher Education Facility, University of Dayton Project,
   Revenue Bond, 5.80%, 12/1/2019                               $   100,000  $106,073
Ohio Public Facilities, Higher Education, Revenue Bond,
   Series II-A, 4.25%, 12/1/2002                                     50,000    50,258
Ohio State Infrastructure Improvement, G.O. Bond, 5.20%,
   8/1/2010                                                         250,000   261,780
Ohio State Turnpike, Revenue Bond, Series A, 5.40%,
   2/15/2009                                                        250,000   265,638
Ohio State Turnpike, Revenue Bond, Series A, 5.70%,
   2/15/2017                                                        125,000   132,160
Ohio State Water Development Authority Ref. & Impt.  -
   Pure Water, Revenue Bond, 5.75%, 12/1/2005                        60,000    64,359
Ohio State Water Development Authority Pure Water, Revenue
    Bond, Series I, 6.00%, 12/1/2016                                 40,000    44,291
Ohio State Water Development Authority, Pollution Control
   Facility, Revenue Bond, 5.25%, 12/1/2014                         100,000   101,031
Ottawa County, G.O. Bond, 5.45%, 9/1/2006                            30,000    32,295
Pickerington Local School District Construction & Impt.,
   G.O. Bond, 5.375%, 12/1/2019                                     150,000   152,583
Pickerington Water Systems Improvements, G.O. Bond,
   5.85%, 12/1/2013                                                  50,000    54,214
Reynoldsburg City School District, G.O. Bond, 6.55%,
   12/1/2017                                                        175,000   195,163
Rocky River City School District, G.O. Bond, Series A,
    6.375%, 12/1/1998                                                25,000    25,290
Rocky River City School District, G.O. Bond, Series A,
    6.90%, 12/1/2011                                                 50,000    54,292
Rural Lorain Water Authority Ref. & Impt., Revenue Bond,
   5.30%, 10/1/2012                                                 110,000   113,001
South-Western City School District, Franklin & Pickway
   Counties, G.O. Bond, 4.80%, 12/1/2006                            100,000   102,505
Stark County, G.O. Bond, 5.70%, 11/15/2017                          100,000   104,681
Summit County, G.O. Bond, 5.75%, 12/1/2008                          175,000   189,305
Toledo Sewer System, Revenue Bond, 6.35%, 11/15/2017                185,000   206,669
Toledo, G.O. Bond, 5.95%, 12/1/2015                                 175,000   190,006
Trumbull County, G.O. Bond, 6.20%, 12/1/2014                        100,000   110,945
Warren, G.O. Bond, 5.20%, 11/15/2013                                 50,000    52,913




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)








                                                             Principal        Value
                                                             Amount/Shares      (Note 2)
OHIO MUNICIPAL SECURITIES (continued)
Warren County Waterworks, Revenue Bond, 6.00%, 12/1/2014    $       100,000  $  108,855
Warren County Waterworks, Revenue Bond, 5.45%, 12/1/2015            140,000     144,087
Westlake Ref. & Impt., G.O. Bond, 5.50%, 12/1/2020                  295,000     305,195
Wood County, G.O. Bond, 5.40%, 12/1/2013                             50,000      52,106
Youngstown, G.O. Bond, 6.125%, 12/1/2014                             50,000      55,265
                                                                             -----------
TOTAL MUNICIPAL SECURITIES
   (Identified Cost $8,184,188)                                               8,710,200
                                                                             -----------

SHORT-TERM INVESTMENTS - 3.9%
   Dreyfus Municipal Reserves (Identified Cost $353,837)            353,837     353,837
                                                                             -----------

TOTAL INVESTMENTS - 99.5%
   (Identified Cost $8,538,025)                                               9,064,037

OTHER ASSETS, LESS LIABILITIES - 0.5%                                            48,344
                                                                             -----------

NET ASSETS - 100%                                                            $9,112,381
                                                                             ===========
Key -
G.O. Bond - General Obligation Bond
Hos. - Hospital
Med. Ctr. - Medical Center
Impt. -  Improvement
Ref. - Referendum













FEDERAL TAX INFORMATION:

At June 30, 1998, the net unrealized appreciation based on identified cost for federal income tax purposes of $8,538,025 was as follows:

   Aggregate gross unrealized appreciation for all
   investments in which there was an excess of value
   over tax cost                                                                $533,327

   Aggregate gross unrealized depreciation for all
   investments in which there was an excess of tax
   cost over value                                                                (7,315)
                                                                                ---------

UNREALIZED APPRECIATION - NET                                                   $526,012
                                                                                =========




The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (unaudited)









June 30, 1998

ASSETS:

Investments, at value (identified cost $8,538,025)(Note 2)  $9,064,037
Interest receivable                                             66,789
                                                            -----------

TOTAL ASSETS                                                 9,130,826
                                                            -----------


LIABILITIES:

Accrued management fees (Note 3)                                 3,725
Accrued Directors' fees (Note 3)                                 3,300
Transfer agent fees payable (Note 3)                               179
Audit fee payable                                                9,175
Other payables and accrued expenses                              2,066
                                                            -----------

TOTAL LIABILITIES                                               18,445
                                                            -----------

NET ASSETS FOR 863,037 SHARES OUTSTANDING                   $9,112,381
                                                            ===========

NET ASSETS CONSIST OF:

Capital stock                                               $    8,630
Additional paid-in-capital                                   8,539,520
Undistributed net investment income                             39,406
Accumulated net realized loss on investments                    (1,187)
Net unrealized appreciation on investments                     526,012
                                                            -----------

TOTAL NET ASSETS                                            $9,112,381
                                                            ===========

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($9,112,381/863,037 shares)                                 $    10.56
                                                            ===========



The accompanying notes are an integral part of the financial statements.

Statement of Operations (unaudited)









FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME:

Interest                                                  $232,678
                                                          ---------

EXPENSES:

Management fees (Note 3)                                    22,838
Directors' fees (Note 3)                                     3,322
Transfer agent fees (Note 3)                                 1,096
Audit fee                                                    6,248
Custodian fee                                                1,488
Miscellaneous                                                1,718
                                                          ---------

Total Expenses                                              36,710
                                                          ---------

NET INVESTMENT INCOME                                      195,968
                                                          ---------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized loss on investments (identified cost basis)      (408)
Net change in unrealized appreciation on investments        (8,742)
                                                          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                           (9,150)
                                                          ---------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $186,818
                                                          =========



The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets









                                                           For the Six Months
                                                           Ended 6/30/98     For the Year
                                                           (unaudited)       Ended 12/31/97
                                                          ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                     $       195,968   $        380,786
Net realized gain (loss) on investments                              (408)              (779)
Net change in unrealized appreciation on investments               (8,742)           296,013
                                                          ----------------  -----------------

Net increase in net assets from operations                        186,818            676,020
                                                          ----------------  -----------------


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income                                       (164,115)          (375,341)
                                                          ----------------  -----------------

CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase (decrease) from capital share
  transactions (Note 5)                                          (216,300)         1,307,744
                                                          ----------------  -----------------

Net increase (decrease) in net assets                            (193,597)         1,608,423

NET ASSETS:
Beginning of period                                             9,305,978          7,697,555
                                                          ----------------  -----------------

eND OF PERIOD (including undistributed net investment
   income of $39,406 and $7,553, respectively)            $     9,112,381   $      9,305,978
                                                          ================  =================



The accompanying notes are an integral part of the financial statements.

Financial Highlights










                                                                                                                 For the Period
                                                For the Six                                                      2/14/94
                                                Months Ended                                                     (commencement
                                                      6/30/98    For the Years Ended                             of operations)
                                                   (unaudited)               12/31/97    12/31/96    12/31/95    to 12/31/94
                                               ---------------  ----------------------  ----------  ----------  -----------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF PERIOD         $        10.53   $               10.18   $   10.31   $    9.18   $          10.00
                                               ---------------  ----------------------  ----------  ----------  -----------------

Income from investment operations:
   Net investment income                                0.227                   0.446       0.439       0.419              0.205
   Net realized and unrealized gain (loss)
      on investments                                   (0.007)                  0.344      (0.129)      1.136             (0.828)
                                               ---------------  ----------------------  ----------  ----------  -----------------

Total from investment operations                        0.220                   0.790       0.310       1.555             (0.623)
                                               ---------------  ----------------------  ----------  ----------  -----------------

Less distributions to shareholders:
   From net investment income                          (0.190)                 (0.440)     (0.438)     (0.425)            (0.197)
   From net realized gain on investments                   --                      --      (0.002)         --                 --
                                               ---------------  ----------------------  ----------  ----------  -----------------

Total distributions to shareholders                    (0.190)                 (0.440)     (0.440)     (0.425)            (0.197)
                                               ---------------  ----------------------  ----------  ----------  -----------------

NET ASSET VALUE - END OF PERIOD                $        10.56   $               10.53   $   10.18   $   10.31   $           9.18
                                               ===============  ======================  ==========  ==========  =================

Total return 1                                           2.10%                   7.92%       3.16%      17.14%            (6.23)%

Ratios of expenses (to average net assets) /
   Supplemental Data:
    Expenses*                                          0.80%2                    0.79%       0.85%       0.85%            0.85%2
    Net investment income*                             4.29%2                    4.37%       4.40%       4.50%            4.03%2

Portfolio turnover                                          0%                     12%          2%          1%                 2%

NET ASSETS - END OF PERIOD (000's omitted)     $        9,112   $               9,306   $   7,698   $   6,144   $          3,901
                                               ===============  ======================  ==========  ==========  =================



* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, the net investment income per share and the ratios would have been as follows:









Net investment income             N/A   N/A  $0.437   $0.411   $ 0.141
Ratios (to average net assets):
   Expenses                       N/A   N/A    0.87%    0.94%   2.07%2
   Net investment income          N/A   N/A    4.38%    4.41%   2.81%2




1 Represents aggregate total return for the period indicated.
2 Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

1. ORGANIZATION

Ohio Tax Exempt Series (the "Fund") is a no-load diversified series of Exeter Fund, Inc. (the "Corporation"), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are offered directly to investors and to employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates.
 The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1998, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Ohio Tax Exempt Series Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements (unaudited)
2.SIGNIFICANT ACCOUNTING POLICIES (continued)

FEDERAL INCOME TAXES (continued)
At June 30, 1998, the Fund, for federal income tax purposes, had a capital loss carry forward of $779 that will expire December 31, 2005.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS OF INCOME AND GAINS
Distributions  to  shareholders  of  tax  exempt  income  are  made quarterly.
Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $22,838 for the six months ended June 30, 1998.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

Notes to Financial Statements (unaudited)

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $1,096 for the six months ended June 30, 1998.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $3,322 for the six months ended June 30, 1998.


4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 1998, purchases and sales of securities, other than United States Government securities and short-term securities, were $0 and $206,114, respectively.

5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of Ohio Tax Exempt Series were:









              For the Six
               Months Ended                For the Year
                    6/30/98                 Ended 12/31/97
             ---------------              -----------------
              Shares           Amount      Shares             Amount
             ---------------  ----------  -----------------  ------------

Sold                 57,738   $ 609,279            312,374   $ 3,225,466
Reinvested           14,804     156,092             34,046       351,939
Repurchased         (93,228)   (981,671)          (219,088)   (2,269,661)
             ---------------  ----------  -----------------  ------------
Total               (20,686)  $(216,300)           127,332   $ 1,307,744
             ===============  ==========  =================  ============



6. FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on June 30, 1998.

7. CONCENTRATION OF CREDIT

The Fund primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Exeter Fund, Inc.

New York Tax Exempt Series

Semi-Annual Report
June 30, 1998

Management Discussion and Analysis

Dear Shareholders:

Given the roller coaster action of the municipal bond market over the past few years, the first six months of this year have been unique in that municipal interest rates have remained remarkably steady. The tax-exempt yields on short, high quality municipal bonds have hovered around 3.65%, yields on two-year munis have held steady in the 3.75% to 3.85% range, intermediate-term munis (i.e., ten year notes) have remained at 4.40%, and long-term munis have barely budged from the 5.0% level. Just as roller coasters may level out for a moment to let riders catch their breath, the markets seem to have hit an uneventful stretch. Even so, considering the somewhat conflicting underlying economic fundamentals, it is safe to say that the tension level of the market has started to rise.

On the economic front, strong consumer spending and business investment has been countered by limited government spending and a deteriorating U.S. trade balance. On the inflation front, accelerating monetary growth and tight labor markets have raised concerns that have so far been calmed by declining commodity prices and solid productivity gains.

The big international story has been the renewed collapse of the Pacific Rim's financial markets and the resulting economic contractions in that part of the world. The so-called "Asian Flu" has spread outside the region, affecting a geographically diverse set of countries including Latin America, Russia, and South Africa. In total, the countries impacted by the Pacific Rim crisis make up about one-third of the world's GDP, and their problems are acting as a drag on the rest of the world. The bond market thrives when growth slows. In the municipal market, a slight increase in the supply of bonds has offset the benefits that market would normally have received from the Pacific Rim crisis.

The net outcome of the mixed signals has been relatively stable municipal interest rates. As was mentioned earlier, rates barely changed over the last six months. But don't let the calm on the surface lull you into a false sense of security. Just when the ride seems calm, the roller coaster is most likely to surprise you.

The magic of roller coasters is that they allow you to experience sensations that can be found nowhere else. However, rational people only ride them because they come equipped with a restraining device to keep the rider from flying out as they rocket you along the way. Investing also offers safety devices, although they are

Management Discussion and Analysis

less apparent. Investors who want to survive the quarterly and annual fluctuations that are part and parcel of the financial markets, have to invest based on an understanding of the long-term investment dynamics. The global economy, its impact on the level of competition, and the disciplining force of the financial markets are what has allowed us to smooth the ride for bond investors.




As always, it is a privilege to serve you.


Sincerely,

Exeter Asset Management

[graphic]
<pie chart>
Data for pie chart to follow:


Portfolio Composition 1 - As of 6/30/98

General Obligation Bonds - 70%
Revenue Bonds -  26%
Pre-Refunded Bonds - 4%

1 As a percentage of municipal securities.



[graphic]
<pie chart>
Data for pie chart to follow:


Quality Ratings 2 - As of 6/30/98

Aaa - 85%
Aa - 14%
A - 1%


2 Using Moody's Ratings, as a percentage of municipal securities.

Performance Update as of June 30, 1998 (unaudited)









Exeter Fund, Inc.
New York Tax Exempt Series
Total Return
Through                      Growth of $10,000                  Average
06/30/98                     Investment           Cumulative    Annual

One Year                    $            10,791         7.91%      7.91%
Inception 2                 $            12,451        24.51%      5.04%











                        Merrill Lynch Intermediate Municipal Index

                                                        Total Return
Through           Growth of $10,000                    Average
06/30/98          Investment           Cumulative      Annual

One Year          $          10,726           7.26%      7.26%
Inception 2       $          12,719          27.19%      5.55%




The value of a $10,000 investment in the Exeter Fund, Inc. - New York
Tax Exempt Series from its inception
(1/17/94) to present (6/30/98) as
compared to the Merrill Lynch Intermediate
Municipal Index.1

[graphic]
<line chart>
Data for line chart to follow:








           Exeter Fund, Inc. -          Merrill Lynch Intermediate
           New York Tax Exempt Series   Municipal Index

Date

01/17/94                       10,000                       10,000
12/31/94                        9,318                        9,719
12/31/95                       10,882                       11,020
12/31/96                       11,243                       11,532
12/31/97                       12,180                       12,419
06/30/98                       12,451                       12,719




1 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 139 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from January 17, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - June 30, 1998 (unaudited)









                                                                     Principal    Value
                                                                     Amount       (Note 2)
NEW YORK MUNICIPAL SECURITIES - 96.2%
Albany City School District, G.O. Bond, 4.35%,  2/1/2001            $   475,000  $479,033
Albany City School District, G.O. Bond, 4.35%,  2/1/2002                150,000   151,235
Albany County, G.O. Bond, 5.75%, 6/1/2010                               200,000   215,930
Amherst Public Improvement, G.O. Bond, 4.625%, 3/1/2004                 250,000   254,918
Amherst Public Improvement, G.O. Bond, 4.625%, 3/1/2007                 200,000   202,914
Auburn Central School District, G.O. Bond, 4.55%, 12/1/2006             385,000   389,824
Battery Park City Authority, Revenue Bond, 7.70%, 5/1/2015              500,000   526,405
Bayport-Blue Point Union Free School District, G.O. Bond,
    5.60%, 6/15/2012                                                    250,000   268,837
Brighton Central School District, G.O. Bond, 5.40%, 6/1/2012            250,000   262,200
Brockport Central School District, G.O. Bond, 5.50%, 6/15/2015          300,000   311,538
Broome County Public Safety, Certificate Participation, 5.00%,
    4/1/2006                                                            250,000   259,748
Buffalo General Improvement, G.O. Bond, Series A, 4.75%, 2/1/2004
   2/1/2004                                                             500,000   512,050
Buffalo Schools, G.O. Bond, Series B, 5.05%,  2/1/2009                  250,000   257,030
Buffalo, G.O. Bond, 5.00%, 12/1/2009                                    150,000   154,770
Buffalo, G.O. Bond, Series A, 5.20%, 2/1/2010                           250,000   260,532
Cattaraugus County Public Improvement, G.O. Bond, 5.00%,
   8/1/2007                                                             300,000   312,894
Chittenango Central School District, G.O. Bond,  5.375%,
   6/15/2016                                                            200,000   204,474
Colonie, G.O. Bond, 5.20%, 8/15/2008                                    100,000   106,186
Cortlandville, G.O. Bond, 5.40%, 6/15/2013                              155,000   161,691
Dryden Central School District, G.O. Bond, 5.50%, 6/15/2011             200,000   209,646
East Aurora Union Free School District, G.O. Bond, 5.20%,
   6/15/2011                                                            300,000   312,150
East Hampton, G.O. Bond, 4.625%, 1/15/2007                              175,000   177,258
East Hampton, G.O. Bond, 4.625%, 1/15/2008                              175,000   176,829
Eastchester Public Improvement, G.O. Bond, Series B, 4.90%,
   10/15/2011                                                           385,000   390,194
Ellenville Central School District, G.O. Bond, 5.375%, 5/1/2009         210,000   226,365
Ellenville Central School District, G.O. Bond, Series B,
    5.70%,  5/1/2011                                                    700,000   759,976
Erie County Public Improvement, G.O. Bond, 5.80%, 1/15/2003             230,000   245,263
Erie County, G.O. Bond, Series B, 5.50%,  6/15/2009                     100,000   106,583
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2025                      400,000   412,540
Fillmore Central School District, G.O. Bond,    5.25%, 6/15/2015        300,000   306,447



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)








                                                                   Principal    Value
                                                                   Amount       (Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)
Gloversville City School District, G.O. Bond, 5.00%, 6/15/2005    $   350,000  $364,165
Greene Central School District, G.O. Bond, 5.25%,  6/15/2012          195,000   201,786
Guilderland School District, G.O. Bond, 4.90%, 6/15/2008              370,000   377,652
Guilderland School District, G.O. Bond, 5.00%, 5/15/2014              505,000   504,424
Guilderland School District, G.O. Bond, 5.00%, 5/15/2016              400,000   395,784
Hamburg Central School District, G.O. Bond, 5.375%, 6/1/2014          600,000   623,340
 Hempstead Town, G.O. Bond, Series B, 5.625%, 2/1/2010                200,000   215,738
Holland Central School District, G.O. Bond, 6.125%, 6/15/2010         245,000   272,305
Huntington, G.O. Bond, 5.90%, 1/15/2007                               300,000   329,487
Huntington, G.O. Bond, 5.875%, 9/1/2009                               250,000   273,185
Indian River Central School District, G.O. Bond, Second Series,
   4.30%, 12/15/2003                                                  475,000   479,826
Irvington Union Free School District, G.O. Bond, Series B,
   5.10%, 7/15/2005                                                   275,000   287,389
Jamesville-Dewitt Central School District, G.O. Bond, 5.75%,
   6/15/2009                                                          420,000   464,633
Jordan-El Bridge Central School District, G.O. Bond, 5.875%,
   6/15/2008                                                          500,000   548,955
Le Roy Central School District, G.O. Bond, 0.10%, 6/15/2008           350,000   224,427
Middletown City School District, G.O. Bond, Series A, 5.50%,
    11/15/2005                                                        175,000   187,913
Monroe County Public Improvement - Pre-refunded, G.O. Bond,
   6.00%, 3/1/2002                                                     95,000   101,342
Monroe County Public Improvement - Pre-refunded, G.O. Bond,
   6.00%, 3/1/2002                                                    390,000   417,070
Monroe County Public Improvement - Pre-refunded,   G.O. Bond,
   6.10%, 6/1/2015                                                     20,000    22,319
Monroe County Public Improvement - Unrefunded Balance,
   G.O. Bond, 6.00%, 3/1/2002                                          15,000    15,971
Monroe County Public Improvement - Unrefunded Balance,
   G.O. Bond, 6.10%, 6/1/2015                                         180,000   200,869
Monroe County Public Improvement, G.O. Bond, 4.90%,
   6/1/2005                                                           250,000   258,585
Monroe County Water Authority, Revenue Bond, Series B,
   5.25% 8/1/2011                                                     500,000   514,570
Monroe County Water Improvement, G.O. Bond, 5.25%,
    2/1/2017                                                          320,000   324,134




The accompanying notes are an integral part of the financial statements.
5

Investment Portfolio - June 30, 1998 (unaudited)









                                                                     Principal    Value
                                                                     Amount         (Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)
Nassau County, G.O. Bond, Series A, 4.00%, 5/1/1999                 $   100,000  $  100,326
Nassau County, G.O. Bond, Series S, 5.00%, 3/1/2005                     300,000     311,166
Nassau County General Improvement, G.O. Bond, Series U,
   5.25%, 11/1/2014                                                     335,000     341,944
Nassau County General Improvement, G.O. Bond, Series V,
   5.25%, 3/1/2015                                                      385,000     391,264
New Castle, G.O. Bond, 4.75%, 6/1/2010                                  450,000     452,750
New Rochelle City School District, G.O. Bond, Series A, 4.30%,
   2/1/2003                                                             500,000     502,880
New Rochelle, G.O. Bond, Series C, 6.20%, 3/15/2007                     175,000     193,933
New York City Municipal Water Authority, Revenue Bond,
   Series B, 5.00%, 6/15/2003                                           400,000     413,276
New York City Municipal Water Authority, Revenue Bond,
    Series B, 5.375%, 6/15/2019                                         250,000     253,248
New York City Municipal Water Finance Authority, Revenue
   Bond, Series B, 5.50%, 6/15/2019                                   1,000,000   1,026,690
New York City, G.O. Bond, Series K, 5.50%,  4/1/2007                    500,000     535,435
New York Government Assistance Corp., Revenue Bond,
   Series A, 5.90%, 4/1/2013                                            500,000     540,915
New York Government Assistance Corp., Revenue Bond,
   Series A, 6.00%, 4/1/2024                                            250,000     268,782
New York State Environmental Facilities Corp. Pollution Control,
   Revenue Bond, Series A,  4.65%, 6/15/2007                            250,000     254,025
New York State Environmental Facilities Corp. Pollution Control,
   Revenue Bond, Series A,  5.20%, 6/15/2015                            250,000     253,585
New York State Environmental Pollution Control, Revenue Bond,
   Pooled LN-B, 6.65%, 9/15/2013                                        500,000     552,500
New York State Environmental Facilities Corp. Pollution Control,
    Revenue Bond, Series E, 5.00%, 6/15/2012                            200,000     201,400
New York State Housing Finance Agency, State University
   Construction, Revenue Bond, Series A, 8.00%, 5/1/2011                250,000     321,057
New York State Local Government Assistance Corp.,
   Revenue Bond, Series C, 5.00%, 4/1/2021                              750,000     732,022
New York State Medical Care Facility, Financial Agency,
   Revenue Bond, 7.75%, 2/15/2020                                       380,000     410,278
New York State Mortgage Agency, Homeowners Mortgage,
   Revenue Bond, Series 31A, 5.375%, 10/1/2017                          500,000     503,985
New York State Power Authority, Revenue Bond, Series CC,
   5.00%, 1/1/2014                                                      500,000     525,605




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)









                                                                     Principal    Value
                                                                     Amount         (Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)
New York State Power Authority, Revenue Bond, Series CC,
    5.25%, 1/1/2018                                                 $   250,000  $  266,090
New York State Power Authority Revenue & General Purpose,
   Revenue Bond, Ref-Series CC, 4.80%, 1/1/2005                         250,000     260,852
New York State Thruway Authority, Highway & Bridge, Revenue
   Bond, Series B, 5.75%, 4/1/2006                                      100,000     108,711
New York State Thruway Authority, Highway & Bridge, Revenue
   Bond, Series A, 5.25%, 4/1/2017                                      555,000     560,406
New York State Thruway Authority, Revenue Bond, Series A,
   5.50%, 1/1/2023                                                    1,020,000   1,069,205
New York State Thruway Authority, Revenue Bond, Series B,
   4.90%, 1/1/2007                                                      450,000     463,086
New York State Urban Development Correctional Capital Facilities,
     Revenue Bond, Series A, 5.25%, 1/1/2014                            500,000     521,620
New York State Urban Development Corp.  Correctional Facility,
    Revenue Bond, Series G, 7.00%, 1/1/2017                              50,000      53,261
New York State Urban Development, Revenue Bond, 5.375%,
   7/1/2022                                                             400,000     406,652
New York, G.O. Bond, 8.00%, 3/15/2016                                   500,000     541,200
Niagara County, G.O. Bond, Series B, 5.20%, 1/15/2011                   400,000     411,748
Niagara County, G.O. Bond, 5.90%, 7/15/2014                             350,000     375,347
North Hempstead, G.O. Bond, Series B, 5.90%, 4/1/2004                   300,000     325,323
North Hempstead, G.O. Bond, Series C, 4.90%, 8/1/2006                   300,000     308,406
North Syracuse Central School District, G.O. Bond, 5.50%
   6/15/2011                                                            295,000     310,912
 Onondaga County, G.O. Bond, 5.85%, 2/15/2002                           300,000     317,502
Penfield Central School District, G.O. Bond, 5.20%, 6/15/2010           560,000     584,825
Queensbury, G O. Bond, Series A, 5.50%, 4/15/2011                       150,000     159,718
Queensbury, G.O. Bond, Series A, 5.50%, 4/15/2012                       350,000     370,989
Rochester, G.O. Bond, Series A, 4.70%, 8/15/2006                        250,000     255,580
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2020                        250,000     250,653
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2022                         95,000      94,994
Rome, G.O. Bond, 5.20%, 12/1/2010                                       390,000     404,789
Sands Point, G.O. Bond, 6.70%, 11/15/2014                               700,000     796,026
Schenectady, G.O. Bond, 4.55%, 10/1/2002                                200,000     203,624
Schenectady, G.O. Bond, 5.30%, 2/1/2011                                 250,000     261,495
South County Central School District Brookhaven, G.O. Bond,
   5.50%, 9/15/2007                                                     380,000     404,932




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)









                                                                   Principal    Value
                                                                   Amount       (Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)
South Huntington Union Free School District, G.O. Bond, 5.00%,
   9/15/2016                                                      $   325,000  $322,673
South Huntington Union Free School District, G.O. Bond, 5.10%,
   9/15/2017                                                          100,000    99,810
Steuben County Public Improvement, G.O. Bond, 5.60%,
   5/1/2006                                                           500,000   525,050
Suffolk County Water Authority, Revenue Bond, 5.10%,
    6/1/2009                                                          250,000   262,600
Suffolk County, G.O. Bond, Series G, 5.40%,  4/1/2013                 400,000   409,848
Suffolk County Water Authority, Series A, Revenue Bond, 5.00%,
    6/1/2017                                                          400,000   394,212
Sullivan County Public Improvement, G.O. Bond, 4.375%,
   3/15/2001                                                          300,000   302,460
Sullivan County Public Improvement, G.O. Bond, 5.125%,
   3/15/2013                                                          330,000   333,462
Three Village Central School District, G.O. Bond, 5.375%,
   6/15/2007                                                          230,000   246,098
Tioga County Public Improvement, G.O. Bond, 5.25%,
    3/15/2005                                                         250,000   261,248
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2011               135,000   142,888
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2013               300,000   315,282
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2014               300,000   314,349
Tompkins County Public Improvement, G.O. Bond, Series B,
    5.10%, 4/1/2020                                                   400,000   398,560
Triborough Bridge & Tunnel Authority, Revenue Bond, Series A,
   6.50%, 1/1/2004                                                    200,000   215,268
Triborough Bridge & Tunnel Authority, Revenue Bond, Series A,
   5.00%, 1/1/2012                                                    500,000   500,995
Triborough Bridge & Tunnel Authority - General Purpose,
   Revenue Bond, 5.00%, 1/1/2017                                      250,000   246,145
Triborough Bridge & Tunnel Authority - General Purpose,
   Revenue Bond, Series A, 4.75%,  1/1/2019                           300,000   284,913
Tri-Valley Central School District, G.O. Bond,  5.60%,
   6/15/2008                                                          120,000   129,259
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2008            250,000   257,290
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2009            250,000   254,960
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2010            215,000   208,851
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2011            100,000    96,100




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)









                                                               Principal        Value
                                                               Amount/Shares       (Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)
White Plains, G.O. Bond, 4.50%, 9/1/2005                      $       180,000  $   183,080
White Plains, G.O. Bond, 4.50%, 9/1/2007                              315,000      318,446
William Floyd Union Free School District, G.O. Bond, 5.70%,
   6/15/2008                                                          405,000      443,653
Williamsville Central School District, G.O. Bond, 5.375%,
   5/1/2004                                                           800,000      846,888
Wyandanch Union Free School District, G.O. Bond, 5.60%,
    4/1/2017                                                          500,000      525,495
                                                                               ------------


TOTAL MUNICIPAL SECURITIES
    (Identified Cost $42,209,603)                                               44,236,224
                                                                               ------------

SHORT-TERM INVESTMENTS - 2.7%
Dreyfus Basic New York Tax Free Money Market Fund
   (Identified Cost $1,237,075)                                     1,237,075    1,237,075
                                                                               ------------

TOTAL INVESTMENTS - 98.9%
   (Identified Cost $43,446,678)                                                45,473,299
OTHER ASSETS, LESS LIABILITIES - 1.1%                                              507,160
                                                                               ------------

NET ASSETS - 100%                                                              $45,980,459
                                                                               ============

KEY-
G.O. Bond - General Obligation Bond
Ref. - Referendum











 FEDERAL TAX INFORMATION:

At June 30, 1998, the net unrealized appreciation based on identified cost for federal income tax purposes of $43,446,678 was as follows:

   Aggregate gross unrealized appreciation for all investments
   in which there was an excess of value over tax cost                          $2,047,194

   Aggregate gross unrealized depreciation for all investments
   in which there was an excess of tax cost over value                             (20,573)
                                                                                -----------

UNREALIZED APPRECIATION - NET                                                   $2,026,621
                                                                                ===========



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (unaudited)









JUNE 30, 1998

ASSETS:
Investments, at value (identified cost $43,446,678)(Note 2)  $45,473,299
Cash                                                              22,066
Interest receivable                                              556,978
                                                             ------------

TOTAL ASSETS                                                  46,052,343
                                                             ------------

LIABILITIES:
Accrued management fees (Note 3)                                  18,901
Accrued Directors' fees (Note 3)                                   3,299
Payable for fund shares repurchased                               43,058
Other payables and accrued expenses                                6,626
                                                             ------------

TOTAL LIABILITIES                                                 71,884
                                                             ------------

NET ASSETS FOR 4,416,069 SHARES
   OUTSTANDING                                               $45,980,459
                                                             ============

NET ASSETS CONSIST OF:

Capital stock                                                $     44,161
Additional paid-in-capital                                     43,690,426
Undistributed net investment income                               239,101
Accumulated net realized loss on investments                     (19,850)
Net unrealized appreciation on investments                      2,026,621
                                                             ------------

TOTAL NET ASSETS                                             $ 45,980,459
                                                             ============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  ($45,980,459 / 4,416,069 shares)                           $      10.41
                                                             ============



The accompanying notes are an integral part of the financial statements.

Statement of Operations (unaudited)









FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME:
Interest                                                  $1,109,518
                                                          -----------

EXPENSES:
Management fees (Note 3)                                      113,338
Directors' fees (Note 3)                                        3,322
Transfer agent fees (Note 3)                                    5,440
Audit fee                                                       7,438
Custodian fee                                                   3,719
Miscellaneous                                                   3,848
                                                           -----------

Total Expenses                                                137,105
                                                           -----------

NET INVESTMENT INCOME                                         972,413
                                                           -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
Net realized loss on investments (identified cost basis)         (38)
Net change in unrealized appreciation on investments           34,753
                                                           -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS                                                 34,715
                                                           -----------

NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                      $ 1,007,128
                                                           ===========



The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets









                                              For the Six
                                              Months
                                              Ended 6/30/98     For the Year
                                              (unaudited)       Ended 12/31/97
                                            ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                 $      972,413   $      1,807,166
Net realized gain (loss) on investments                         (38)               632
Net change in unrealized appreciation
   on investments                                             34,753          1,603,090
                                                     ----------------  -----------------
Net increase in net assets from operations                 1,007,128          3,410,888
                                                     ----------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS
   (NOTE 2):

From net investment income                                    (831,358)        (1,768,897)
                                                       ----------------  -----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

 Net increase from capital share transactions (Note 5)          123,372          6,714,448
                                                        ----------------  -----------------

Net increase in net assets                                      299,142          8,356,439

NET ASSETS:

Beginning of period                                          45,681,317         37,324,878
                                                        ----------------  -----------------

END OF PERIOD (including undistributed net
   investment income of $239,101 and $98,046,
   respectively)                                        $    45,980,459   $     45,681,317
                                                        ================  =================




The accompanying notes are an integral part of the financial statements.

Financial Highlights








                                                      For the
                                                      Six Months
                                                      Ended
                                                      6/30/98                       For the Years Ended
                                                      (unaudited)               12/31/97    12/31/96    12/31/95
                                                     -------------  ----------------------  ----------  ----------


Per share data (for a share outstanding
  throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD                $     10.37   $                9.98   $   10.07   $    8.98
                                                     -------------  ----------------------  ----------  ----------

Income from investment operations:
   Net investment income                                    0.222                   0.431       0.422       0.404
   Net realized and unrealized gain (loss)
      on investments                                        0.008                   0.384      (0.102)      1.086
                                                     -------------  ----------------------  ----------  ----------

 Total from investment operations                           0.230                   0.815       0.320       1.490
                                                     -------------  ----------------------  ----------  ----------

Less distributions to shareholders:
    From net investment income                            (0.190)                 (0.425)     (0.410)     (0.400)
                                                     -------------  ----------------------  ----------  ----------

NET ASSET VALUE - END OF PERIOD                      $      10.41   $               10.37   $    9.98   $   10.07
                                                     =============  ======================  ==========  ==========

Total return1                                               2.23%                   8.33%       3.32%      16.78%

Ratios of expenses (to average net assets) /
    Supplemental Data:
    Expenses                                               0.60%2                    0.61%       0.61%       0.65%
    Net investment income                                  4.29%2                    4.36%       4.41%       4.36%

Portfolio turnover                                             3%                      2%          6%          0%

NET ASSETS - END OF PERIOD (000'S OMITTED)           $     45,980   $              45,681   $  37,325   $  28,817
                                                     =============  ======================  ==========  ==========

1 Represents aggregate total return for the period indicated.
2 Annualized.





                                                                 For the Period
                                                                 1/17/94
                                                                 (commencement
                                                                 of operations)
                                                                 to 12/31/94
                                                                -----------------


 Per share data (for a share outstanding
throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD                          $          10.00
                                                                -----------------

Income from investment operations:
   Net investment income                                                   0.338
   Net realized and unrealized gain (loss)
      on investments                                                      (1.020)
                                                                -----------------

 Total from investment operations                                         (0.682)
                                                                -----------------

Less distributions to shareholders:
    From net investment income                                            (0.338)
                                                                -----------------

NET ASSET VALUE - END OF PERIOD                                 $           8.98
                                                                =================

Total return1                                                             (6.82)%

Ratios of expenses (to average net assets) /
    Supplemental Data:
    Expenses                                                              0.79%2
    Net investment income                                                 3.82%2

Portfolio turnover                                                             6%

NET ASSETS - END OF PERIOD (000'S OMITTED)                      $         17,301
                                                                =================

1 Represents aggregate total return for the period indicated.
2 Annualized.





The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)



1. ORGANIZATION

New York Tax Exempt Series (the "Fund") is a no-load diversified series of Exeter Fund, Inc. (the "Corporation"), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are offered directly to investors and to employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates.
  The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1998, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as New York Tax Exempt Series Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income  is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements (unaudited)

FEDERAL INCOME TAXES (CONTINUED)
At June 30, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $19,812. Of this amount, $1,918 will expire on December 31, 2002, $17,559 will expire on December 31, 2003, and $335 will expire on December 31, 2004.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $113,338 for the six months ended June 30, 1998.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund

Notes to Financial Statements (unaudited) and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $5,440 for the six months ended June 30, 1998.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $3,322 for the six months ended June 30, 1998.

4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 1998, purchases and sales of securities, other than United States Government securities and short-term securities, were $1,423,036 and $1,275,064, respectively.

5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of New York Tax Exempt Series were:








              For the Six Months                                       For the Year
              Ended 6/30/98                                            Ended 12/31/97
             -----------------------------------------
              Shares                                     Amount        Shares                                  Amount
             -----------------------------------------  ------------  --------------------------------------  ------------

Sold                                          259,811   $ 2,704,084                                 880,742   $ 8,945,358
Reinvested                                     78,437       814,932                                 171,409     1,740,404
Repurchased                                  (325,830)   (3,395,644)                               (389,781)   (3,971,314)
             -----------------------------------------  ------------  --------------------------------------  ------------
 Total                                         12,418   $   123,372                                 662,370   $ 6,714,448
             =========================================  ============  ======================================  ============



6. FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on June 30, 1998.

Notes to Financial Statements (unaudited)

 7. CONCENTRATION OF CREDIT

The Fund primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

 Exeter Fund, Inc.

World Opportunities Series

Semi-Annual Report
June 30, 1998

Management Discussion and Analysis

Dear Shareholders:

With Asian stock markets down as much as 60% from their highs, and Asian currencies down by as much as 80%, the effect on foreign investments has naturally been chilling. The World Opportunities Series has struggled in this environment, but has managed a slightly positive return so far in 1998. Moreover, we believe that this Series is well positioned to take advantage of the exceptional opportunities created by the disruption of the Asian crisis.

The World Opportunities Series takes a bottom-up approach, in which we build the portfolio stock-by-stock. Such a fundamental selection approach depends on two things: strategy fit and pricing. Of the two, pricing is the more volatile variable, and when markets are disrupted in a big way, it increases the number of good strategy fits that are available at compelling valuations.

Interestingly, we've found that many of the best opportunities to take advantage of the Asian crisis actually reside in Latin America. The Asian troubles have spilled over into the Latin American markets for a couple reasons. First, the export of commodities is very important to these economies,
and Asian demand has  dropped  off,  reducing  sales.    Second, many investors
fear that these countries will be affected by similar debt-related problems to those now plaguing Asia. We do not share this fear. Latin American countries have been through those problems in the past, but now they are much stronger, more fiscally disciplined, and do not have the heavy debt loads present in Asia. Therefore, we feel the Latin American markets will be the first to come around once commodity prices stabilize and it becomes clear the debt-related fears are unfounded.

We do also have some investments in Asia itself, but at 14% of the portfolio this does not represent an overweighting in that region. In contrast, we have 30% of the portfolio in Europe, which has been a bright spot in the worldwide markets. Economies in Europe are strengthening and corporate restructuring has placed renewed emphasis on producing value for shareholders. We have locked in some gains in the region, but still retain a strong weighting in the portfolio.

Management Discussion and Analysis

Going  forward,  we  expect  markets  in  Asia  to  begin to improve, but this recovery  will  not  be  in  a straight line.  Other areas of the world should
stabilize  as  Asian  troubles  are  addressed.    Absent  regionally-based
disruptions, the bottom-up strategies of this fund, based on company-specific fundamentals, should be especially effective.

As always, it is a privilege to serve you.

Sincerely,

Exeter Asset Management

[graphic]
<pie chart>
Data for pie chart to follow:









 Portfolio Allocation by Country*

Hong Kong                           6.66%
United Kingdom                     15.40%
Singapore                           7.99%
United States                       6.45%
China                               0.12%
Venezuela                           5.78%
Finland                             7.14%
Canada                              8.06%
Chile                               2.22%
Indonesia                           0.18%
Malaysia                            2.88%
Brazil                             18.35%
Netherlands                        14.53%
Argentina                           2.05%
South Africa                        2.23%

*As a percentage of common stocks

Performance Update as of June 30, 1998 (unaudited)









Exeter Fund, Inc.
World Opportunities Series

                                                  Total Return
Through                      Growth of $10,000                    Average
06/30/98                     Investment           Cumulative      Annual

One Year                    $             8,900         -11.00%    -11.00%
Inception 2                 $            11,452          14.52%      7.75%













S&P 500 Total Return Index

                                                  Total Return
Through                      Growth of $10,000                    Average
06/30/98                     Investment           Cumulative      Annual

One Year                    $            13,015          30.15%     30.15%
Inception 2                 $            17,849          78.49%     37.57%











Morgan Stanley
Capital International World Index

                                                          Total Return
Through                             Growth of $10,000                     Average
06/30/98                            Investment           Cumulative       Annual

One Year                           $            11,703           17.03%     17.03%
Inception 2                        $            14,671           46.71%     23.49%



The value of a $10,000 investment in the Exeter Fund, Inc. - World Opportunities
Series from its inception (9/6/96) to
present (6/30/98) as compared to the
Standard & Poor's (S&P) 500 Total Return
Index and the Morgan Stanley Capital
International World Index. 1

[graphic]
<line chart>
Data for line chart to follow:









Date       Exeter Fund, Inc. - World   S&P 500 Total  Morgan Stanley Capital
           Opportunities Series        Return Index   International World Index
09/06/96                      10,000          10,000                  10,000
12/31/96                      10,482          11,372                  10,865
06/30/97                      12,866          13,714                  12,536
12/31/97                      11,301          15,165                  12,578
06/30/98                      11,452          17,849                  14,671


1 The Standard & Poor (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter
market. The Morgan Stanley Capital International World Index is an market capitalization-weighted measure of the total return of 1,571 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New
Zealand  and  the  Far  East.   The Morgan Stanley Capital International World
Index is denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from September 6, 1996, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - June 30, 1998 (unaudited)








                                                                      Value
                                                         Shares         (Note 2)
                                                        -----------  -----------
COMMON STOCK - 77.2%
AMUSEMENT & RECREATIONAL SERVICES - 2.2%
   Resorts World Bhd. (Malaysia)                          2,050,000  $2,259,225
                                                                     -----------

APPLIANCES - 1.5%
  Brasmotor S.A. (Brazil)                                16,800,000   1,538,441
                                                                     -----------

BROADCAST SERVICES - 2.1%
  Television Broadcasts Ltd. (Hong Kong)                    800,000   2,116,584
                                                                     -----------

CHEMICALS & ALLIED PRODUCTS - 7.9%
  Celltech plc* (United Kingdom)                            450,000   2,374,057
  Orion-Yhtyma OY - B Shares (Finland)                      182,000   5,597,033
                                                                     -----------
                                                                      7,971,090
                                                                     -----------

COMPUTER EQUIPMENT - 3.1%
  Varitronix International Ltd. (Hong Kong)               1,551,000   3,102,667
                                                                     -----------

COMPUTER INTEGRATED SYSTEMS DESIGN - 2.0 %
  DAOU Systems, Inc.* (United States)                        90,000   2,058,750
                                                                     -----------

CRUDE PETROLEUM & NATURAL GAS - 4.6%
   Petroleo Brasileiro S.A. (Petrobras) - ADR
   (Brazil)                                                 165,000   3,067,152
  YPF Sociedad Anonima - ADR (Argentina)                     53,500   1,608,344
                                                                     -----------
                                                                      4,675,496
                                                                     -----------

DIAMONDS - 3.4%
  De Beers Centenary AG - ADR (South Africa)                100,000   1,750,000
  Fertilizantes Fosfatados S.A. - (Fosfertil) (Brazil)  451,100,000   1,716,331
                                                                     -----------
                                                                      3,466,331
                                                                     -----------

ELECTRONICS & ELECTRICAL EQUIPMENT - 4.7%
  Philips Electronics N.V. -ADR (Netherlands)                56,000   4,760,000
                                                                     -----------

FOOD & BEVERAGE - 4.9%
   Diageo plc (United Kingdom)                              419,475   4,968,354
                                                                     -----------

HOLDING COMPANIES - 4.7%
  BTR plc (United Kingdom)                                  415,625   4,722,497
                                                                     -----------

INDUSTRIAL & COMMERCIAL MACHINERY - 2.2%
  Creative Technology Ltd. - ADR* (Singapore)               183,000   2,264,625
                                                                     -----------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)









                                                     Shares/Principal    Value
                                                     Amount                 (Note 2)
                                                    ------------------  ------------
LEATHER & LEATHER PRODUCTS - 6.5%
  Gucci Group N.V.- ADR (Netherlands)                          125,000  $ 6,625,000
                                                                        ------------

PAPER & ALLIED PRODUCTS - 7.6%
  Aracruz Celulose S.A. - ADR (Brazil)                         200,000    2,287,500
  Asia Pulp & Paper Company Ltd. - ADR
  (Singapore)                                                  355,000    3,993,750
  Industrias Klabin de Papel e Celulose S.A.
   (Brazil)                                                  3,370,000    1,398,771
                                                                        ------------
                                                                          7,680,021
                                                                        ------------

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 3.0%
  Eastman Kodak Co. (United States)                             41,000    2,995,563
                                                                        ------------

PRINTING & PUBLISHING - 0.1%
  South China Morning Post (Holdings) Ltd. - ADR
  (China)                                                       40,000       96,144
                                                                        ------------
TELECOMMUNICATION SERVICES - 10.5%
  Compania Anonima Nacional Telefonos de
  Venezuela (CANTV) - ADR (Venezuela)                          180,000    4,500,000
  Microcell Telecommunications, Inc. - ADR*
  (Canada)                                                     200,000    1,800,000
  Telecommunicacoes Brasileiras S.A. (Telebras) -
  ADR (Brazil)                                                  40,000    4,367,500
                                                                        ------------
                                                                         10,667,500
                                                                        ------------

TOBACCO - 0.1%
   PT Hanjaya Mandala Sampoerna (Indonesia)                  1,070,000      144,934
                                                                        ------------

TRANSPORTATION-RAILROAD - 4.4%
  Canadian National Railway Co. - ADR (Canada)                  85,000    4,515,625
                                                                        ------------

UTILITIES-ELECTRIC - 1.7%
  Enersis S.A. - ADR (Chile)                                    71,000    1,735,063
                                                                        ------------

TOTAL COMMON STOCK
  (Identified Cost $95,858,093)                                          78,363,910
                                                                        ------------

SHORT-TERM INVESTMENTS - 22.3%
  Federal Mortgage Corp. Discount Note, 7/6/1998    $        5,000,000    4,996,257
  U.S. Treasury Bill, 7/23/1998                              4,000,000    3,986,889
  Farm Credit Discount Note, 7/28/1998                       5,000,000    4,979,824



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)









                                                    Principal        Value
                                                    Amount/Shares        (Note 2)
                                                   ---------------  -------------
SHORT-TERM INVESTMENTS  (CONTINUED)
  Federal National Mortgage Association Discount
    Note, 8/14/1998                                $     5,000,000  $  4,966,694
  Dreyfus Treasury Cash Management Fund                  3,690,432     3,690,432
                                                                    -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $22,620,096)                                        22,620,096
                                                                    -------------

TOTAL INVESTMENTS - 99.5%
(Identified Cost $118,478,189)                                       100,984,006

OTHER ASSETS, LESS LIABILITIES - 0.5%                                    530,504
                                                                    -------------
NET ASSETS -100%                                                    $101,514,510
                                                                    =============



*Non-income producing security.









FEDERAL TAX INFORMATION:

At June 30, 1998, the net unrealized depreciation based on identified cost for federal income tax purposes of $118,478,189 was as follows:

   Aggregate gross unrealized appreciation for all investments                  $  6,306,114
   in which there was an excess of value over tax cost

   Aggregate gross unrealized depreciation foa all investments
   in which there was an excess of tax cost over  value                          (23,800,297)
                                                                                -------------

 UNREALIZED DEPRECIATION -  NET                                                 $(17,494,183)
                                                                                =============



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (unaudited)









JUNE 30, 1998

ASSETS:

Investments, at value (identified cost $118,478,189)
    (Note 2)                                                    $100,984,006
Foreign currency, at value (identified cost $534,538)                532,364
U.S. currency                                                         49,050
Dividends receivable                                                 254,571
Receivable for fund shares sold                                       20,490
Foreign tax reclaims receivable                                       13,888
                                                                -------------

TOTAL ASSETS                                                     101,854,369
                                                                -------------

LIABILITIES:

Accrued management fees (Note 3)                                      84,857
Accrued Directors' fees (Note 3)                                       3,221
Payable for securities purchased                                     102,856
Payable for closed forward foreign currency exchange
   contracts (Note 2)                                                 66,244
Payable for fund shares repurchased                                   55,422
Custodian fee payable                                                 14,353
Audit fee payable                                                      5,338
Other payables and accrued expenses                                    7,568
                                                                -------------

TOTAL LIABILITIES                                                    339,859
                                                                -------------

NET ASSETS FOR 10,267,790 SHARES
    OUTSTANDING                                                 $101,514,510
                                                                =============

NET ASSETS CONSIST OF:

Capital stock                                                   $    102,678
Additional paid-in-capital                                       104,196,343
Undistributed net investment income                                1,529,953
Accumulated net realized gain on investments                      13,184,340
Net unrealized depreciation on investments, foreign currency, forward foreign currency exchange contracts, and other
      assets and liabilities                                     (17,498,804)
                                                                -------------

TOTAL NET ASSETS                                                $101,514,510
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE - CLASS A
   ($101,514,510/10,267,790 shares)                             $       9.89
                                                                =============



The accompanying notes are an integral part of the financial statements.

Statement of Operations (unaudited)









FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME:

Dividends (net of withholding)                                         $  1,394,550
Interest                                                                    538,050
                                                                       -------------

Total Investment Income                                                   1,932,600
                                                                       -------------

EXPENSES:

Management fees (Note 3)                                                    519,070
Directors' fees (Note 3)                                                      3,322
Custodian fee                                                                33,473
Audit fee                                                                    12,683
Registration and filing fees                                                  9,655
Miscellaneous                                                                 7,710
                                                                       -------------

 Total Expenses                                                             585,913
                                                                       -------------

 NET INVESTMENT INCOME                                                    1,346,687
                                                                       -------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on -
    Investments (identified cost basis)                                  11,876,551
    Foreign currency and forward foreign currency exchange contracts        846,318
                                                                       -------------
Net realized gain on investments                                         12,722,869
                                                                       -------------

Net change in unrealized depreciation on -
      Investments                                                       (12,980,489)
       Foreign currency, forward foreign currency exchange
          contracts and other assets and liabilities                       (454,170)
                                                                       -------------
Net change in unrealized depreciation on investments                    (13,434,659)
                                                                       -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                                          (711,790)
                                                                       -------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                     $    634,897
                                                                       =============


The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets








                                                           For the Six
                                                           Months Ended  For the Year
                                                           6/30/98
                                                           (unaudited)   Ended 12/31/97
                                                        ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $     1,346,687   $        733,858
Net realized gain on investments                             12,722,869         11,636,976
Net change in unrealized depreciation
   on investments                                           (13,434,659)        (7,176,949)
                                                        ----------------  -----------------

Net increase in net assets from operations                      634,897          5,193,885
                                                        ----------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                           --           (730,313)
From net realized gain on investments                                --        (11,273,357)
                                                        ----------------  -----------------

Total distributions to shareholders                                  --        (12,003,670)
                                                        ----------------  -----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

 Net increase from capital share transactions (Note 5)        5,664,662         24,686,416
                                                        ----------------  -----------------

Net increase in net assets                                    6,299,559         17,876,631

NET ASSETS:

Beginning of period                                          95,214,951         77,338,320
                                                        ----------------  -----------------

END OF PERIOD (including undistributed net investment
   income of $1,529,953 and $183,266, respectively)     $   101,514,510   $     95,214,951
                                                        ================  =================



The accompanying notes are an integral part of the financial statements.

Financial Highlights







                                                                                   For the
                                                For the Six                        Period 9/6/96
                                               Months Ended                       (commencement of
                                                    6 /30/98     For the Year      operations)
                                                  (unaudited)   Ended 12/31/97     to 12/31/96
                                              ---------------  -----------------  ------------------

 PER SHARE DATA (FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD)
NET ASSET VALUE - BEGINNING  OF PERIOD        $         9.76   $          10.42   $           10.00
                                              ---------------  -----------------  ------------------

Income from investment operations:
   Net investment income                               0.130              0.086               0.051
   Net realized and unrealized gain
      on investments                                       -              0.669               0.429
                                              ---------------  -----------------  ------------------

Total from investment operations                       0.130              0.755               0.480
                                              ---------------  -----------------  ------------------

Less distributions to shareholders:
   From net investment income                              -             (0.086)             (0.051)
   From net realized gain on investments                   -             (1.329)             (0.009)
                                              ---------------  -----------------  ------------------

Total distributions to shareholders                        -             (1.415)             (0.060)
                                              ---------------  -----------------  ------------------

NET ASSET VALUE - END OF PERIOD               $         9.89   $           9.76   $           10.42
                                              ===============  =================  ==================

Total return1                                           1.33%              7.81%               4.82%

Ratios of expenses (to average net assets)/
   Supplemental Data:
   Expenses                                           1.13%2               1.15%             1.17%2
   Net investment income                              2.59%2               0.79%             1.54%2

Portfolio turnover                                        46%                62%                  1%

Average commission rate paid                  $       0.0077   $         0.0101   $          0.0065

NET ASSETS - END OF PERIOD (000'S OMITTED)    $      101,515   $         95,215   $          77,338
                                              ===============  =================  ==================



1  Represents aggregate total return for the period indicated.
2  Annualized.


The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

1. ORGANIZATION

World Opportunities Series (the "Fund") is a no-load non-diversified series of Exeter Fund, Inc. (the "Corporation"), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of the Fund are offered directly to investors and to employees, and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1998, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as World Opportunities Series Class A Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost which approximates market value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements (unaudited)

FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may
periodically  make                         reclassifications among its capital
accounts without impacting the Fund's net asset value.

FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statements (unaudited)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed or settled. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain
(loss) from foreign currency and forward foreign currency exchange contracts.

The Fund regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

At June 30, 1998 the fund had no open forward foreign currency exchange contracts.

OPTION CONTRACTS
The  Fund  may write (sell) or buy call or put options on securities and other
financial  instruments.    When  the  Fund  writes  a call, the Fund gives the
purchaser the right to buy the underlying security from the Fund at the price specified in the option contract (the "exercise price") at any time during the
option  period.    When  the  Fund  writes  a  put  option, the Fund gives the purchaser the right to sell to the Fund the underlying security at the exercise price at any time during the option period. The Fund will only write
options  on  a  "covered  basis."    This  means  that  the  Fund will own the
underlying security when the Fund writes a call or the Fund will put aside cash, U.S. Government securities, or other liquid assets in the amount not less than the exercise price at all times the put option is outstanding.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an
asset  and  an  equivalent  liability.    The  amount  of  the  liability  is
subsequently marked-to-market to reflect the current market value of the option. The current market value of the option is the closing price or, in the absence of a closing price, the bid price.

If a written option expires on its stipulated expiration date or if the Fund enters into a closing transaction, a gain or loss is realized on the contract. When a gain or loss is realized, the liability related to such option contract is extinguished.

Notes to Financial Statements (unaudited)

OPTION CONTRACTS (continued)
If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the premium received from the option is added to proceeds from the sale of the underlying security thereby increasing the gain or decreasing the loss from the sale of the underlying security. If a written put option is exercised, the cost of the underlying security purchased by the Fund will be decreased by the premium originally received.

The Fund may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option. The current market value of the option is the closing price or, in the absence of a closing price, the bid price.

If an option the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such a sale are decreased by the premium originally paid.

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for option contracts for the six months ended June 30, 1998 is as follows.










Written Put Options
-----------------------------------------
                                            Contracts    Amount
                                           -----------  -----------
Options written                                   400     $232,992

Options terminated in closing transaction        (400)    (232,992)
                                           -----------  -----------
 Balance, June 30, 1998                             0           $0
                                           ===========  ===========




OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (unaudited)

3. TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $519,070 for the six months ended June 30, 1998.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $3,322 for the six months ended June 30, 1998.

4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 1998, purchases and sales of securities, other than United States Government securities and short-term securities, were $38,836,679 and $49,330,073, respectively.

5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of World Opportunities Series Class A Shares were:









              For the Six Months                   For the Year
              Ended 6/30/98                        Ended 12/31/97
             --------------------                 ------------------------------
              Shares                Amount         Shares                          Amount
             --------------------  -------------  ------------------------------  -------------

Sold                   1,053,591    $11,291,182                       1,618,889    $19,147,297

Reinvested                     0              0                       1,260,495     11,848,761

Repurchased             (540,965)    (5,626,520)                       (543,078)    (6,309,642)
             --------------------  -------------  ------------------------------  -------------
Total                    512,626     $5,664,662                       2,336,306    $24,686,416
             ====================  =============  ==============================  =============


Notes to Financial Statements (unaudited)

6. FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable domestic companies and the United States Government.

Global Fixed Income Series

Semi-Annual Report
June 30, 1998

Management Discussion and Analysis

DEAR SHAREHOLDERS:

While the Global Fixed Income Series has only been open for eight months, it has been a rather eventful eight months. The Series was activated to take advantage of the selloff in dollardenominated Latin American bonds triggered by the first leg of the Pacific Rim crisis. The second leg of the crisis provided the Series with and opportunity to invest in the Pacific Rim itself. Just last May, the first phase of the European Monetary Union (EMU) was completed with the countries that meet the EMU membership requirements having been identified. The Series investments in Spain and Italy were based on a belief that both would meet the EMU requirements, a belief that was not universally held.

Some of the Series other investments were related to these events as well. The investments in Australia and New Zealand were based upon both countries proximity to the former Asian Tigers. That and the fact that both offered yields comparable to those available in the United States, but carried inflation rates close to zero, suggested to us that real interest rates in those countries were likely to decline. As for the events in Europe, they provided us with an opportunity to invest in short-term bonds in the United Kingdom.

To date, however, the biggest and most important investment decision has been the Series heavy weighting in dollar denominated securities and its hedging of certain currency exposures. In other words, the Series was positioned to take advantage of an investment overview that expected the dollar to appreciate versus other currencies, especially the Japanese yen. With the strength in the U.S. economy, the higher relative yields, and the unlikelihood of easier monetary policies (i.e., the Federal Reserve cutting short-term rates), the dollar has strengthened. That has allowed dollar denominated securities to outperform the standard global fixed income indices regardless of the changes in interest rates.

With respect to interest rates, the Series was positioned in bonds with longer durations than the government benchmark in each of the countries in which the Series invested, with the exception of the U.K. The longer durations, which proved to be warranted, were based upon the same factors that have caused Manning & Napier to extend the durations of its domestic portfolios. Those factors are driven by a recognition of the increase in competition associated with the globalization of the worlds economies. The globalization has affected the policies of most countries (i.e., they have been forced to become more conservative) because international

Management Discussion and Analysis

financial markets have become so important that they are now capable of enforcing fiscal and monetary discipline.

At Manning & Napier, we believe that focusing on the big picture, the secular rather than the cyclical trends, is the key to success. It is the process that we apply to all of our fixed income accounts. The Global Fixed Income Series is no exception.

As always, it is a privilege to serve you.

Sincerely,

Exeter Asset Management

[graphic]
<pie chart>
Data for pie chart to follow:



[C]
Portfolio Composition1 - As of 6/30/98
Brazil                                                                   8.88%
Australia                                                                6.08%
Argentina                                                                1.68%
United Kingdom                                                           2.30%
Spain                                                                    9.06%
New Zealand                                                              2.40%
Mexico                                                                   2.70%
Italy                                                                    9.51%
Canada                                                                   9.18%
Cash, equivalents & assets, less other liabilities                       8.84%
U.S. Government Securities                                              20.80%
Corporate Bonds                                                         18.57%

1 As a percentage of net assets

Performance Update as of June 30, 1998 (unaudited)








                                   Exeter Fund, Inc.
                           Global Fixed Income Series

                                                                Total Return
Through                                 Growth of $10,000               Average
06/30/98                                Investment          Cumulative  Annual
Inception 2                             $           10,391       3.91%  N/A











                             Merill Lynch Global Government Bond Index

                                                                 Total Return
Through                                   Growth of $10,000                  Average
06/30/98                                  Investment          Cumulative     Annual

Inception 2                               $           10,095          0.95%  N/A




The value of a $10,000 investment in the Exeter Fund, Inc. - Global Fixed Income
Series from its inception (10/31/97) to
present (6/30/98) as compared to the
Merrill Lynch Global Government Bond Index.

[graphic]
<line chart>
Data for line chart to follow:


                Exeter Fund, Inc.               Merrill Lynch Global Government
Date            Global Fixed Income Series            Bond Index
10/31/97             10,000                                10,000
12/31/97             10,200                                 9,841
03/31/98             10,462                                 9,935
06/30/98             10,391                                10,095




1 The unmanaged Merrill Lynch Global Government Bond Index is a market value weighted measure of approximately 544 Global Government bonds. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.
2 The Fund and Index performance numbers are calculated from October 31, 1997, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - June 30, 1998 (unaudited)








                                                                   Principal       Value
                                                         Currency  Amount              (Note 2)
ARGENTINA - 1.68%
     Republic of Argentina, 11.375%, 1/30/2017
      (Identified Cost $2,059,297)                       USD       $    2,000,000  $ 2,125,000
                                                                                   ------------

AUSTRALIA - 6.08%
     Australian Government, 8.75%, 1/15/2001             AUD            5,320,000    3,567,352
     Australian Government, 6.75%, 11/15/2006            AUD            6,140,000    4,113,443
                                                                                   ------------

     TOTAL AUSTRALIAN SECURITIES
     (Identified Cost $8,529,345)                                                    7,680,795
                                                                                   ------------

BRAZIL - 8.88 %
     Federal Republic of Brazil, 10.125%,  5/15/2027
     (Identified Cost $10,757,500)                       USD           13,000,000   11,220,625
                                                                                   ------------

CANADA - 9.18%
     Canadian Government, 4.75%, 9/15/1999               CAD            1,875,000    1,270,399
     Canadian Government, 5.50%, 9/1/2002                CAD            1,845,000    1,266,379
     Canadian Government, 7.25%, 6/1/2007                CAD           11,745,000    9,063,579
                                                                                   ------------

       TOTAL CANADIAN SECURITIES
        (Identified Cost $12,028,524)                                               11,600,357
                                                                                   ------------

ITALY - 9.51%
         Buoni Poliennali del Tesoro, 7.50%, 10/1/1999   ITL        6,625,000,000    3,853,449
         Buoni Poliennali del Tesoro, 6.25%, 3/1/2002    ITL        6,700,000,000    3,967,382
         Buoni Poliennali del Tesoro, 6.75%, 7/1/2007    ITL        6,645,000,000    4,193,232
                                                                                   ------------

        TOTAL ITALIAN SECURITIES
        (Identified Cost $12,162,400)                                               12,014,063
                                                                                   ------------

MEXICO - 2.70%
     United Mexican States, 11.50%, 5/15/2026
        (Identified Cost $3,406,225)                     USD            3,000,000    3,410,625
                                                                                   ------------

NEW ZEALAND - 2.40%
     New Zealand Government, 6.50%, 2/15/2000            NZD            3,065,000    1,574,304
     New Zealand Government, 8.00%, 11/15/2006           NZD            2,550,000    1,456,648
                                                                                   ------------

     TOTAL NEW ZEALAND SECURITIES
      (Identified Cost $3,661,727)                                                   3,030,952
                                                                                   ------------

SPAIN - 9.06%
     Bonos Y Oblig Del Estado, 9.40%, 4/30/1999          SP           483,000,000    3,240,998
     Bonos Y Oblig Del Estado, 7.90%, 2/28/2002          SP           468,000,000    3,395,690
     Bonos Y Oblig Del Estado, 7.35%, 3/31/2007          SP           632,000,000    4,807,966
                                                                                   ------------

        TOTAL SPANISH SECURITIES
        (Identified Cost $11,661,360)                                               11,444,654
                                                                                   ------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)








                                                                   Principal    Value
                                                         Currency  Amount           (Note 2)
UNITED KINGDOM- 2.30%
    United Kingdom Treasury Bond, 9.50%,
     1/15/99 (Identified Cost $2,852,421)                BP        $ 1,726,500  $ 2,911,648
                                                                                ------------

UNITED STATES  - 20.80%
     U.S. GOVERNMENT AGENCY - 9.45%
       GNMA, POOL #417346, 6.00%, 4/15/2026              USD         6,024,727    5,885,436
       GNMA, POOL #441545, 9.00%, 3/15/2027              USD         5,649,586    6,045,057
                                                                                ------------

     TOTAL U.S. GOVERNMENT AGENCIES
     (Identified Cost $11,826,437)                                               11,930,493
                                                                                ------------

     U.S. TREASURY SECURITIES - 11.35%
     U.S. TREASURY NOTES - 6.13%
       U.S. Treasury Note, 5.75%, 9/30/1999              USD         6,000,000    6,015,000
       U.S. Treasury Note, 5.875%, 9/30/2002             USD         1,700,000    1,721,250
                                                                                ------------

     TOTAL U.S. TREASURY NOTES
     (Identified Cost $7,705,363)                                                 7,736,250
                                                                                ------------

     U.S. TREASURY STRIPPED SECURITIES - 5.22%
     Interest Stripped - Principal Payment. 11/15/2002   USD         4,000,000    3,171,400
     Interest Stripped - Principal Payment. 11/15/2017   USD        10,300,000    3,415,377
                                                                                ------------

    TOTAL U.S. TREASURY STRIPPED SECURITIES
       (Identified Cost $6,343,459)                                               6,586,777
                                                                                ------------

     TOTAL U.S. TREASURY SECURITIES
       (Identified Cost $14,048,822)                                             14,323,027
                                                                                ------------

     TOTAL UNITED STATES SECURITIES
       (Identified Cost $25,875,259)                                             26,253,520
                                                                                ------------

CORPORATE BONDS - 18.57%
     Asia Pulp & Paper Inc., 3.50%, 4/30/2003            USD         5,140,000    4,651,700
     Bayer Corp., 6.20%, 2/15/2028                       USD         2,000,000    2,007,880
     General Electric Corp., 7.44%, 12/11/2002           USD         2,300,000    2,442,513
     Merrill Lynch & Co., Inc. Stock Linked Note
       (Telebras), 11/28/2003                            USD         5,000,000    4,975,000
     Motorola. Inc., 6.50%, 9/1/2025                     USD         3,000,000    3,148,059
     Oracle Corp., 6.91%, 2/15/2007                      USD         2,000,000    2,070,542
     Xerox Corp., 6.25%, 11/15/2026                      USD         3,990,000    4,160,880
                                                                                ------------
     TOTAL CORPORATE BONDS
       (Identified Cost $23,750,540)                                            $23,456,574
                                                                                ------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)








                                                                Principal       Value
                                                      Currency  Amount/Shares        (Note 2)

SHORT-TERM INVESTMENTS - 7.44%
        Federal National Mortgage Association
          Discount Note, 8/24/1998                    USD       $    3,000,000  $  2,975,655
        Federal Mortgage Corporation Discount Note,
          8/26/1998                                   USD            5,000,000     4,957,844
        Dreyfus Treasury Cash Management Fund                        1,473,935     1,473,935
                                                                                -------------

     TOTAL SHORT-TERM INVESTMENTS
     (Identified Cost $9,407,434)                                                  9,407,434
                                                                                -------------

TOTAL INVESTMENTS - 98.60%
     (Identified Cost $126,152,032)                                              124,556,247

OTHER ASSETS, LESS LIABILITIES - 1.40%                                             1,768,517
                                                                                -------------

NET ASSETS -100%                                                                $126,324,764
                                                                                =============



KEY:

AUD - Australian  Dollar                BP - British Pound
CAD - Canadian Dollar                   ITL - Italian Lira
NZD - New Zealand Dollar                SP - Spanish Peseta
USD - United States Dollar









FEDERAL TAX INFORMATION:

At June 30, 1998 the net unrealized depreciation based on identified cost for federal income tax purposes of $126,152,032 was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost                           $  1,369,284

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value                            (2,965,069)
                                                                                 ------------

UNREALIZED DEPRECIATION - NET                                                   $(1,595,785)
                                                                                 ============



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (unaudited)









JUNE 30, 1998

ASSETS:

Investments, at value (identified cost $126,152,032) (Note 2)  $124,556,247
Receivable for open forward foreign currency exchange
     contracts (Note 2)                                             361,980
Interest receivable                                               1,663,590
Foreign tax reclaim receivable                                       27,468
Receivable for fund shares sold                                      14,820
                                                               -------------

TOTAL ASSETS                                                    126,624,105
                                                               -------------

LIABILITIES:

Accrued management fees (Note 3)                                    103,998
Accrued Directors' fees (Note 3)                                      3,322
Payable for fund shares repurchased                                 136,010
Custodian fee payable                                                24,335
Accrued registration and filing fees                                 18,714
Audit fee payable                                                    10,386
Other payables and accrued expenses                                   2,576
                                                               -------------

TOTAL LIABILITIES                                                   299,341
                                                               -------------

NET ASSETS FOR 12,255,730 SHARES
   OUTSTANDING                                                 $126,324,764
                                                               =============

NET ASSETS CONSIST OF:

Capital stock                                                  $    122,557
Additional paid-in-capital                                      122,318,030
Undistributed net investment income                               3,567,660
Accumulated net realized gain on investments                      1,559,814
Net unrealized depreciation on investments, foreign
     currency, forward foreign currency exchange contracts,
     and other assets and liabilities                            (1,243,297)
                                                               -------------

TOTAL NET ASSETS                                               $126,324,764
                                                               =============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($126,324,764/12,255,730 shares)                               $      10.31
                                                               =============



The accompanying notes are an integral part of the financial statements.
7

Statement of Operations (unaudited)









FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME:

Interest                                                      $ 4,258,063
                                                              ------------

EXPENSES:

Management fees (Note 3)                                          638,285
Directors' fees (Note 3)                                            3,322
Custodian fee                                                      33,473
Registration and filing fees                                       18,719
Audit fee                                                          12,683
Miscellaneous                                                       5,287
                                                              ------------

Total Expenses                                                    711,769
                                                              ------------

NET INVESTMENT INCOME                                           3,546,294
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on-
     Investments (identified cost basis)                          585,796
     Foreign currency and forward foreign currency
        exchange contracts                                        954,351
                                                              ------------
Net realized gain on investments                                1,540,147
                                                              ------------

Net change in unrealized depreciation on -
     Investments                                               (2,120,145)
     Foreign currency and forward foreign currency exchange
        contracts and other assets and liabilities               (564,775)
                                                              ------------
Net change in unrealized depreciation on investments           (2,684,920)
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                              (1,144,773)
                                                              ------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                            $ 2,401,521
                                                              ============



The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets








                                                        For the Six    For the Period
                                                        Months         10/31/97
                                                        Ended          (commencement
                                                        6/30/98        of operations)
                                                        (unaudited)    to 12/31/97
                                                        -------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $  3,546,294   $    1,011,923
Net realized gain on investments                           1,540,147           11,482
Net change in unrealized appreciation (depreciation)
     on investments                                       (2,684,920)       1,441,623
                                                        -------------  ---------------
Net increase in net assets from operations                 2,401,521        2,465,028
                                                        -------------  ---------------


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                        --         (982,372)
                                                        -------------  ---------------


CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
   transactions (Note 5)                                  (3,248,398)     125,688,985
                                                        -------------  ---------------

Net increase (decrease) in net assets                       (846,877)     127,171,641

NET ASSETS:

Beginning of period                                      127,171,641               --
                                                        -------------  ---------------

END OF PERIOD (including undistributed net investment
   income of $3,567,660 and $21,366, respectively)      $126,324,764   $  127,171,641
                                                        =============  ===============



The accompanying notes are an integral part of the financial statements.

Financial Highlights









                                                                 FOR THE SIX MONTHS
                                                                 ENDED 6/30/98
                                                                 (UNAUDITED)
                                                                 --------------------------

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD):

NET ASSET VALUE - BEGINNING  OF PERIOD                           $                   10.12
                                                                 --------------------------

Income from investment operations:
   Net investment income                                                             0.289
   Net realized and unrealized gain (loss)
      on investments                                                                (0.099)
                                                                 --------------------------

Total from investment operations                                                     0.190
                                                                 --------------------------

Less distributions to shareholders:
   From net investment income                                                           --
                                                                 --------------------------

NET ASSET VALUE - END OF PERIOD                                  $                   10.31
                                                                 ==========================

Total return 1                                                                        1.88%

Ratios of expenses (to average net assets) /
   Supplemental Data:
    Expenses                                                                        1.12%2
    Net investment income                                                           5.56%2

Portfolio turnover                                                                      10%

NET ASSETS - END OF PERIOD (000'S OMITTED)                       $                 126,325
                                                                 ==========================

1  Represents aggregate total return for the period indicated.
2  Annualized.




                                                                 FOR THE
                                                                 PERIOD 10/31/97
                                                                 (COMMENCEMENT
                                                                 OF OPERATIONS) TO
                                                                 12/31/97
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD):

NET ASSET VALUE - BEGINNING  OF PERIOD                           $          10.00
                                                                 ----------------

Income from investment operations:
   Net investment income                                                    0.081
   Net realized and unrealized gain (loss)
      on investments                                                        0.118
                                                                 ----------------

Total from investment operations                                            0.199
                                                                -----------------

Less distributions to shareholders:
   From net investment income                                             (0.079)
                                                                 ----------------

NET ASSET VALUE - END OF PERIOD                                  $          10.12
                                                                 ================

Total return 1                                                              2.00%

Ratios of expenses (to average net assets) /
   Supplemental Data:
    Expenses                                                               1.09%2
    Net investment income                                                  4.75%2

Portfolio turnover                                                             3%

NET ASSETS - END OF PERIOD (000'S OMITTED)                       $        127,172
                                                                 ================

1  Represents aggregate total return for the period indicated.
2  Annualized.



The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

1. ORGANIZATION
Global Fixed Income Series (the "Fund") is a no-load non-diversified series of Exeter Fund, Inc. (the "Corporation"), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are offered to clients and employees of Manning & Napier Advisors, Inc. (the Advisor) and its affiliates. The total authorized capital stock of the corporation consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1998, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Global Fixed Income Series Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Portfolio securities, including corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including domestic and foreign government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Funds pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost which approximates market value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements (unaudited)

FEDERAL INCOME TAXES (continued)
The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward currency exchange contracts.

Notes to Financial Statements (unaudited)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)
The Fund regularly trades forward foreign currency exchange contracts with offbalance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for forward foreign currency exchange contracts sold on June 30, 1998 is as follows:








Settlement  Contracts          In Exchange   Contracts    Unrealized
Date        to Deliver         For           At Value     Appreciation
----------  -----------------  ------------  -----------  -------------

8/04/98     Australian Dollar  $  5,208,000  $ 4,956,374  $     251,626
8/04/98     Deutsche Marks     $ 11,750,882  $11,640,528  $     110,354
                                                          -------------
                                             Total        $     361,980
                                                          =============



On June 30, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

OTHER
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions thataffect the reported amounts of the assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Acual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $638,285 for the six months ended June 30, 1998.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

Notes to Financial Statements (unaudited)

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $3,322 for the six months ended June 30, 1998.

4.     PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 1998 purchases and sales of securities, other than United States Government securities and short-term securities, were $18,764,460 and $8,028,499, respectively. Purchases and sales of United States Government securities, other than short-term securities were $0 and $4,932,751, respectively.

5.     CAPITAL STOCK TRANSACTIONS

       Transactions in shares of Global Fixed Income Series were:









             For the Six                                For the Period 10/31/97
             Months Ended                               (commencement of operations)
                                6/30/98                 to 12/31/97
             ---------------------------                ----------------------------
             Shares                       Amount        Shares                        Amount
             ---------------------------  ------------  ----------------------------  -------------

Sold                            473,629   $ 4,869,236                    12,643,992   $126,446,410
Reinvested                           --            --                        96,809        967,123
Repurchased                    (786,614)   (8,117,634)                     (172,086)    (1,724,548)
             ---------------------------  ------------  ----------------------------  -------------
Total                          (312,985)  $(3,248,398)                   12,568,715   $125,688,985
             ===========================  ============  ============================  =============



6.     FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic
developments.    Moreover,  securities  of  foreign  companies  and  foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable U.S. companies and the United States Government.

Diversified Tax Exempt Series

Semi-Annual Report
June 30, 1998

Management Discussion and Analysis

Dear Shareholders:

Given the roller coaster action of the municipal bond market over the past few years, the first six months of this year have been unique in that municipal interest rates have remained remarkably steady. The tax-exempt yields on short, high quality municipal bonds have hovered around 3.65%, yields on two-year munis have held steady in the 3.75% to 3.85% range, intermediate-term munis (i.e., ten year notes) have remained at 4.40%, and long-term munis have barely budged from the 5.0% level. Just as roller coasters may level out for a moment to let riders catch their breath, the markets seem to have hit an uneventful stretch. Even so, considering the somewhat conflicting underlying economic fundamentals, it is safe to say that the tension level of the market has started to rise.

On the economic front, strong consumer spending and business investment has been countered by limited government spending and a deteriorating U.S. trade balance. On the inflation front, accelerating monetary growth and tight labor markets have raised concerns that have so far been calmed by declining commodity prices and solid productivity gains.

The big international story has been the renewed collapse of the Pacific Rim's financial markets and the resulting economic contractions in that part of the world. The so-called "Asian Flu" has spread outside the region, affecting a geographically diverse set of countries including Latin America, Russia, and South Africa. In total, the countries impacted by the Pacific Rim crisis make up about one-third of the world's GDP, and their problems are acting as a drag on the rest of the world. The bond market thrives when growth slows. In the municipal market, a slight increase in the supply of bonds has offset the benefits that market would normally have received from the Pacific Rim crisis.

The net outcome of the mixed signals has been relatively stable municipal interest rates. As was mentioned earlier, rates barely changed over the last six months. But don't let the calm on the surface lull you into a false sense of security. Just when the ride seems calm, the roller coaster is most likely to surprise you.

The magic of roller coasters is that they allow you to experience sensations that can be found nowhere else. However, rational people only ride them because they come equipped with a restraining device to keep the rider from flying out as they rocket you along the way. Investing also offers safety devices, although they are

Management Discussion and Analysis

less apparent. Investors who want to survive the quarterly and annual fluctuations that are part and parcel of the financial markets, have to invest based on an understanding of the long-term investment dynamics. The global economy, its impact on the level of competition, and the disciplining force of the financial markets are what has allowed us to smooth the ride for bond investors.

As always, it is a privilege to serve you.

Sincerely,

Exeter Asset Management

[graphic]
<pie chart>
Data for pie chart to follow:




Portfolio Composition 1 - As of 6/30/98

General Obligation Bonds - 76%
Revenue Bonds - 22%
Pre-Refunded Bonds - 2%

1 As a percentage of municipal securities.


[graphic]
<pie chart>
Data for pie chart to follow:


Quality Ratings 2 - As of 6/30/98

Aaa - 82%
Aa - 15%
A - 3%

2 Using Moody's Ratings, as a percentage of municipal securities.

Performance Update as of June 30, 1998 (unadited)








Exeter Fund, Inc.
Diversified Tax Exempt Series
                                                     Total Return
Through                         Growth of $10,000                    Average
06/30/98                        Investment           Cumulative      Annual

One Year                       $            10,763           7.63%      7.63%
Inception 2                    $            12,538          25.38%      5.30%













Merrill Lynch Intermediate Municipal Index

                                                                  Total Return
Through                                      Growth of $10,000                    Average
06/30/98                                     Investment           Cumulative      Annual

One Year                                    $            10,726           7.26%      7.26%
Inception 2                                 $            12,706          27.06%      5.62%





The value of a $10,000 investment in the Exeter Fund, Inc. - Diversified
Tax Exempt Series from its inception
(2/14/94) to present (6/30/98) as
compared to the Merrill Lynch Intermediate
Municipal Index.1


[graphic]
<line chart>
Data for line chart to follow:










                                                                 Exeter Fund Inc. - Diversified
Date                                                             Tax Exempt Series
2/14/94                                                          10,000
12/31/94                                                          9,461
12/31/95                                                         11,003
12/31/96                                                         11,370
12/31/97                                                         12,270
06/30/98                                                         12,538


1 The unmanaged Merrill Lynch Intermediate Municipal Index is market value weighted measure of approximately 139 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from February 14, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

3

Investment Portfolio - June 30, 1998 (unaudited)








Date                                                                      Merrill Lynch Intermediate Municipal Index
                                                                          Municipal Index
2/14/94                                                                   10,000
12/31/94                                                                   9,709
12/31/95                                                                  11,009
12/31/96                                                                  11,520
12/31/97                                                                  12,406
06/30/98                                                                  12,706

3

Investment Portfolio - June 30, 1998 (unaudited)









                                                                    Principal    Value
                                                                    Amount         (Note 2)
MUNICIPAL SECURITIES - 98.1%
ALABAMA - 1.9%
Bessemer Water Supply, Revenue Bond, 5.20%, 6/01/2024              $   500,000  $  497,860
                                                                                 -----------

ALASKA - 1.2%
Anchorage, G.O. Bond, 6.10%, 8/1/2004                                  300,000     322,467
                                                                                -----------

ARIZONA - 1.8 %
Central Arizona Water Conservation District, Revenue Bond,
    4.70%, 5/1/2004                                                    200,000     204,390
Maricopa County School District No. 097 Deer  Valley, G.O.
     Bond, Series A, 5.20%, 7/1/2007                                   250,000     262,337
                                                                                -----------
                                                                                   466,727
                                                                                -----------
CALIFORNIA - 1.3%
Wiseburn School District, G.O. Bond, Series A, 5.25%, 8/1/2016         330,000     335,534
                                                                                -----------

COLORADO - 0.7%
El Paso County School District No. 020, G.O. Bond, Series A,
    6.20%, 12/15/2007                                                  160,000     181,182
                                                                                -----------

DELAWARE - 0.8%
Wilmington, G.O. Bond, Series B, 5.90%, 4/1/2000                       200,000     207,008
                                                                                -----------

DISTRICT OF COLUMBIA - 0.8%
District of Columbia, G.O. Bond, Series A, 7.65%, 12/1/2003            200,000     207,292
                                                                                -----------

FLORIDA - 3.5%
Dade County School District, G.O. Bond, 6.125%, 8/1/2008               150,000     159,207
Florida State Board of Education Capital Outlay Public Ed., G.O.
    Bond, Series C, 5.60%, 6/1/2025                                    135,000     140,147
Florida State Dept. of Environmental Preservation 2000, Revenue
    Bond, Series A, 4.50%,  7/1/2003                                   200,000     203,676
Hillsborough County Capital Improvement  Program, Revenue
    Bond, 5.125%, 7/1/2022                                             400,000     395,912
                                                                                -----------
                                                                                   898,942
                                                                                -----------

GEORGIA - 4.8%
Atlanta, G. O. Bond, 5.60%, 12/1/2018                                  350,000     366,394
Georgia, G.O. Bond, Series B, 5.65%, 3/1/2012                          200,000     218,354
Glynn County Board of Education, G.O. Bond, 5.00%, 7/1/2006            200,000     208,570
Rockdale County Water & Sewer Authority, Revenue Bond,
    5.00%, 7/1/2022                                                    450,000     439,546
                                                                                -----------
                                                                                 1,232,864
                                                                                -----------


The accompanying notes are an intergral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)







                                                                      Principal    Value
                                                                      Amount         (Note 2)
HAWAII - 1.1%
Hawaii, G.O. Bond, Series CH, 6.00%, 11/1/2007                       $   260,000  $  287,981
                                                                                  -----------

IDAHO - 0.4%
Ada & Canyon Counties Joint School District No. 2- Meridian,
    G.O. Bond, 5.10%, 7/30/2005                                          100,000     105,211
                                                                                  -----------

ILLINOIS - 4.8%
Aurora, G.O. Bond, 5.80%, 1/1/2012                                       190,000     201,136
Chicago Schools Financial Authority, G.O. Bond, Series A,
    5.00%, 6/1/2007                                                      200,000     206,234
Chicago, G.O. Bond, Series A, 5.875%, 1/1/2022                           100,000     107,574
Chicago, G.O. Bond, 5.25%, 1/1/2027                                      250,000     249,265
Illinois, Certificate Participation, Series 1995A, 5.60%, 7/1/2010       100,000     106,502
Rock Island County School District No. 041-Rock Island,
    G.O. Bond, 5.125%, 12/1/2015                                         200,000     200,072
Tazwell County Community High School District No. 303 -
    Pekin,  G.O. Bond, 5.50%, 1/1/2011                                   150,000     157,047
                                                                                  -----------
                                                                                   1,227,830
                                                                                  -----------

INDIANA - 1.2%
Bloomington Sewer Works, Revenue Bond, 5.80%, 1/1/2011                   150,000     161,319
Lafayette Waterworks, Revenue Bond, 4.90%, 7/1/2006                      140,000     143,501
                                                                                  -----------
                                                                                     304,820
                                                                                  -----------

IOWA - 2.5%
Cedar Rapids, G.O. Bond, 6.45%, 6/1/2014                                 350,000     378,682
Iowa City Sewer, Revenue Bond, 5.75%, 7/1/2021                           250,000     262,578
                                                                                  -----------
                                                                                     641,260
                                                                                  -----------

KANSAS - 1.9%
Derby, Series A, G.O. Bond, 5.00%, 6/1/2015                              275,000     274,678
Johnson County Unified School District No. 229, G.O. Bond,
    Series A, 5.00%, 10/1/2014                                           220,000     221,278
                                                                                  -----------
                                                                                     495,956
                                                                                  -----------

KENTUCKY - 2.3%
Jefferson County School District Finance Corp. School  Building,
    Revenue Bond, Series A, 5.00%, 2/1/2011                              300,000     305,016
Kentucky State Turnpike Authority Revitalization Projects,
    Revenue Bond, 6.50%, 7/1/2008                                        250,000     290,575
                                                                                  -----------
                                                                                     595,591
                                                                                  -----------


The accompanying notes are an intergral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)







                                                                 Principal    Value
                                                                 Amount         (Note 2)
LOUISIANA - 1.2%
New Orleans Sewer Service, Revenue Bond, 5.25%, 6/1/2012        $   300,000  $  308,529
                                                                             -----------

MAINE - 1.2%
Hermon, G.O. Bond, 5.60%, 11/1/2013                                  75,000      78,788
Portland, G.O. Bond, 6.20%, 4/1/2006                                200,000     222,626
                                                                             -----------
                                                                                301,414
                                                                             -----------

MASSACHUSETTS - 4.0%
Martha's Vineyard Regional High School District No. 100,
    G.O. Bond, 6.70%, 12/15/2014                                    200,000     227,540
Massachusetts Municipal Electric Supply System, Revenue Bond,
    Series A, 5.00%, 7/1/2017                                       200,000     195,680
Massachusetts State, G.O. Bond, Series C, 5.75%, 8/1/2010           400,000     442,660
Massachusetts Water Authority General Ref., Revenue Bond,
    Series B, 5.25%,  3/1/2013                                      155,000     157,868
                                                                             -----------
                                                                              1,023,748
                                                                             -----------

MARYLAND - 2.6%
Baltimore Water Project, Revenue Bond, Series A,
    5.55%, 7/1/2009                                                 260,000     278,187
Prince Georges County Public Improvement, G.O. Bond,
     5.00%, 3/15/2014                                               200,000     200,112
Washington County Public Improvement, G.O. Bond,
    4.875%, 1/1/2010                                                200,000     202,192
                                                                             -----------
                                                                                680,491
                                                                             -----------

MICHIGAN - 4.2%
Comstock Park Public Schools, G.O. Bond, 5.50%, 5/1/2011            150,000     157,280
Dearborn School District, G.O. Bond, 5.10%, 5/1/2006                200,000     207,294
Farmington Hills, G.O. Bond, 5.70%, 10/1/2005                        65,000      69,781
Farmington Hills, G.O. Bond, 5.80%, 10/1/2006                        50,000      53,784
Farmington Hills, G.O. Bond, 5.90%, 10/1/2007                        75,000      80,734
Hudsonville Public Schools, G.O. Bond, 5.15%, 5/01/2027             225,000     222,980
Pinckney Community Schools, G.O. Bond, 5.00%, 5/1/2014              200,000     199,336
St. Joseph County Sewer Disposal Systems - Constantine,
    G.O. Bond, 5.00%, 4/1/2012                                      100,000     100,452
                                                                             -----------
                                                                              1,091,641
                                                                             -----------



The accompanying notes are an intergral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)







                                                                    Principal    Value
                                                                    Amount       (Note 2)
MINNESOTA - 2.8%
Minneapolis, G.O. Bond, Series B, 5.20%,  3/1/2013                 $   300,000  $306,546
Minnesota Various Purpose, G.O. Bond, 6.60%, 8/1/1999                  200,000   206,344
Western Minnesota Municipal Power Agency, Revenue Bond,
    6.625%, 1/1/2016                                                   175,000   205,618
                                                                                ---------
                                                                                 718,508
                                                                                ---------

MISSISSIPPI - 0.9%
 Mississippi, G.O. Bond, 6.30%, 12/1/2006                              200,000   222,578
                                                                                ---------

MISSOURI - 1.0%
Missouri State Ref.- Third Street Building, G.O. Bond, Series A,
    5.125%, 8/1/2009                                                   250,000   256,513
                                                                                ---------

MONTANA - 0.8%
Montana Long Range Building Project, G.O. Bond, Series A,
     4.875%, 8/1/2010                                                  200,000   202,674
                                                                                ---------

NEBRASKA - 2.1%
Douglas County School District No. 17, G.O. Bond, 5.00%,
    10/1/2012                                                          545,000   546,700
                                                                                ---------

NEVADA - 2.5%
Clark County School District, G.O. Bond, 6.00%, 6/15/2002              100,000   106,650
Henderson Water, G.O. Bond, Series A, 5.65%, 12/1/2003                 300,000   321,117
Nevada State Project No. 42, G.O. Bond, 5.70%, 9/1/2008                200,000   214,086
                                                                                ---------
                                                                                 641,853
                                                                                ---------

NEW HAMPSHIRE - 0.8%
 New Hampshire, G.O. Bond, 6.60%, 9/1/2014                             200,000   226,568
                                                                                ---------

NEW JERSEY - 3.7%
Jersey City Water, G.O. Bond, 5.50%, 3/15/2011                         225,000   238,824
New Jersey State Highway Authority, Garden State Parkway,
    Revenue Bond, 5.50%, 1/1/2000                                      200,000   204,714
North Hudson Sewer Authority, Revenue Bond, 5.25%,
    8/1/2016                                                           250,000   253,705
West Windsor Plainsboro, G.O. Bond, 5.25%, 12/1/2004                   250,000   264,195
                                                                                ---------
                                                                                 961,438
                                                                                ---------

NEW MEXICO - 0.8%
Albuquerque, G.O. Bond, Series A & B, 4.70%, 7/1/2000                  200,000   203,054
                                                                                ---------



The accompanying notes are an intergral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)







                                                                 Principal    Value
                                                                 Amount         (Note 2)
NEW YORK - 4.8%
Monroe County Community School Corporation First Meeting,
    Revenue Bond, 5.25%, 7/1/2016                               $   125,000  $  125,904
New York State Thruway Authority, Revenue Bond, Series A,
    5.50%, 1/1/2023                                                 200,000     209,648
Sands Point, G.O. Bond, 6.70%, 11/15/2013                           350,000     398,013
Spencerport Central School District, G.O. Bond, 5.00%,
    11/15/2012                                                      350,000     355,362
Westchester County, G.O. Bond, 4.75%, 11/15/2016                    150,000     146,223
                                                                             -----------
                                                                              1,235,150
                                                                             -----------

NORTH CAROLINA - 1.6%
Charlotte Public Improvement, G.O. Bond, 5.70%, 2/1/2002            200,000     210,972
North Carolina State Prison Facilities, G.O. Bond, 4.80%,
    3/1/2009                                                        200,000     205,696
                                                                             -----------
                                                                                416,668
                                                                             -----------

OHIO - 5.3%
Cleveland Water & Sewer, G.O. Bond, 5.35%,  9/1/2023                450,000     457,137
Oak Hills Local School District, G.O. Bond, 5.125%, 12/1/2025       490,000     484,639
Ohio Public Facilities, Community Higher Education, Revenue
    Bond, Series II-A, 4.25%, 12/1/2002                             200,000     201,034
Summit County Various Purpose, G.O. Bond, 6.625%, 12/1/2012         200,000     218,358
                                                                             -----------
                                                                              1,361,168
                                                                             -----------

OREGON - 1.0%
Salem Pedestrian Safety Impts., G.O. Bond, 5.50%, 5/1/2010          255,000     269,940
                                                                             -----------

PENNSYLVANIA - 4.1%
Beaver County, G.O. Bond, 5.15%, 10/01/2017                         300,000     300,456
Cambria County, G.O. Bond, Series A, 6.10%,  8/15/2016              350,000     385,732
Pennsylvania State, G.O. Bond, First Series, 5.30%, 5/1/2005        100,000     105,499
Pennsylvania State, G.O. Bond, Second Series, 6.00%, 7/1/2005        90,000      98,825
Philadelphia Water & Waste, Revenue Bond, 5.60%, 8/1/2018           150,000     155,238
                                                                             -----------
                                                                              1,045,750
                                                                             -----------

RHODE ISLAND - 1.3%
Rhode Island State Pre-refunded Balance, G.O. Bond, Series A,
    6.20%, 6/15/2004                                                115,000     125,742
Rhode Island State Unrefunded Balance, G.O. Bond, Series A,
    6.20%, 6/15/2004                                                185,000     201,145
                                                                             -----------
                                                                                326,887
                                                                             -----------


The accompanying notes are an intergral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)







                                                                Principal    Value
                                                                Amount         (Note 2)
SOUTH CAROLINA - 2.3%
South Carolina State Capital Improvement, G.O. Bond, 4.10%,
     4/1/2001                                                  $   200,000  $  200,766
South Carolina State Highway, G.O. Bond, Series B, 5.625%,
    7/1/2010                                                       350,000     380,377
                                                                            -----------
                                                                               581,143
                                                                            -----------

TENNESSEE - 2.0%
Johnson City School Sales Tax, G.O. Bond, 6.70%, 5/1/2021          350,000     404,852
Lawrence County, G.O. Bond, 6.60%, 3/1/2013                        100,000     109,220
                                                                            -----------
                                                                               514,072
                                                                            -----------

TEXAS - 4.5%
Brazoria County , G.O. Bond, 4.75%, 9/1/2011                       445,000     442,388
Dallas Waterworks & Sewer, Revenue Bond, 5.625%, 4/1/2009          200,000     207,822
 North Texas Municipal Water District, Revenue Bond, 5.00%
    6/1/2012                                                       150,000     149,844
Southlake Waterwork & Sewer System, G.O. Bond, 5.30%
    2/15/2011                                                      350,000     361,452
                                                                            -----------
                                                                             1,161,506
                                                                            -----------

UTAH - 2.9%
Alpine School District, G.O. Bond, 5.375%, 3/15/2009               250,000     262,930
 Nebo School District, G.O. Bond, 6.00%, 6/15/2018                 450,000     488,768
                                                                            -----------
                                                                               751,698
                                                                            -----------

VIRGINIA - 1.6%
Franklin County Capital Improvement , G.O. Bond, 6.60%,
    7/15/2013                                                      250,000     270,918
Spotsylvania County Water & Sewer Systems, Revenue Bond,
    5.25%, 6/1/2016                                                130,000     131,829
                                                                            -----------
                                                                               402,747
                                                                            -----------

WASHINGTON - 2.8%
Kitsap County School District, G.O. Bond,  6.625%, 12/1/2008       350,000     387,405
 Seattle, G.O. Bond, Series A, 5.75%, 1/15/2020                    230,000     240,428
Seattle Met. Municipality, G.O. Bond, 5.65%, 1/1/2020              100,000     103,123
                                                                            -----------
                                                                               730,956
                                                                            -----------


The accompanying notes are an intergral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)







                                                                Principal        Value
                                                              Amount/Shares      (Note 2)
WISCONSIN - 4.3%
East Troy School District, G.O. Bond, Series A, 4.625%,
    10/1/2011                                                 $       400,000  $   391,824
Merrill Public School District, G.O. Bond, 5.30%, 4/1/2013            400,000      408,904
Wisconsin State, G.O. Bond, Series A, 5.75%, 5/1/2001                 300,000      313,845
                                                                                ------------
                                                                                 1,114,573
                                                                                ------------

TOTAL MUNICIPAL SECURITIES
(Identified Cost $24,121,882)                                                   25,306,492
                                                                                ------------

SHORT-TERM INVESTMENTS - 0.2%
Dreyfus Municipal Reserves
    (Identified Cost $60,793)                                          60,793       60,793
                                                                                ------------

TOTAL INVESTMENTS - 98.3%
(Identified Cost $24,182,675)                                                   25,367,285
OTHER ASSETS, LESS LIABILITIES - 1.7%                                              438,776
                                                                                ------------
 NET ASSETS - 100%                                                             $25,806,061
                                                                                ============

Key -                                                  G.O. Bond - General Obligation Bond
Dist. - District                                       Impt. - Improvement
Met. - Metropolitan                                    Ref. - Referendum
Ed. - Education                                        Dept. - Department











FEDERAL TAX INFORMATION:

At June 30, 1998, the net unrealized appreciation based on identified cost for federal income tax purposes of $24,182,675 was as follows:

     Aggregate gross unrealized appreciation for all investments
     in which there was an excess of value over tax cost                        $1,191,224

     Aggregate gross unrealized depreciation for all investments
     in which there was an excess of tax cost over value                            (6,614)
                                                                                -----------

UNREALIZED APPRECIATION - NET                                                   $1,184,610
                                                                                ===========


The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (unaudited)








JUNE 30, 1998

ASSETS:
Investments, at value (identified cost $24,182,675)(Note 2)  $25,367,285
Interest receivable                                              403,009
Receivable for fund shares sold                                   61,050
                                                             ------------

TOTAL ASSETS                                                  25,831,344
                                                             ------------

LIABILITIES:

Accrued management fees (Note 3)                                  10,631
Accrued Directors' fees (Note 3)                                   3,300
Other payables and accrued expenses                               11,352
                                                             ------------

 TOTAL LIABILITIES                                                25,283
                                                             ------------

NET ASSETS FOR 2,427,774 SHARES
    OUTSTANDING                                              $25,806,061
                                                             ============

NET ASSETS CONSIST OF:

Capital stock                                                $    24,278
Additional paid-in-capital                                    24,476,082
Undistributed net investment income                              129,462
Accumulated net realized loss on investments                      (8,371)
Net unrealized appreciation on investments                     1,184,610
                                                             ------------

TOTAL NET ASSETS                                             $25,806,061
                                                             ============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
     ($25,806,061/2,427,774 shares)                          $     10.63
                                                             ============




The accompanying notes are an integral part of the financial statements.

Statement of Operations (unaudited)







FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME:

Interest                                 $603,982
                                         --------

EXPENSES:

Management fees (Note 3)                   60,377
Directors' fees (Note 3)                    3,323
Transfer agent fees (Note 3)                2,898
Audit fee                                   6,744
Registration and filing fees                2,443
Custodian fee                               2,083
Miscellaneous                               1,740
                                         --------

 Total Expenses                            79,608
                                         --------

NET INVESTMENT INCOME                     524,374
                                         --------

NET CHANGE IN UNREALIZED APPRECIATION
   ON INVESTMENTS                           8,478
                                         --------

NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                      $532,852
                                         ========



The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets







                                                         For the Six
                                                          Months
                                                          Ended 6/30/98     For the Year
                                                              (unaudited)    Ended 12/31/97
                                                        -----------------  ------------------
 INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $        524,374   $         853,506
Net change in unrealized appreciation on investments               8,478             670,358
                                                        -----------------  ------------------
Net increase in net assets from operations                       532,852           1,523,864
                                                        -----------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

 From net investment income                                     (439,721)           (843,987)
                                                        -----------------  ------------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)          2,061,724           6,022,646
                                                        -----------------  ------------------

Net increase in net assets                                     2,154,855           6,702,523

NET ASSETS:

Beginning of period                                           23,651,206          16,948,683
                                                        -----------------  ------------------

END OF PERIOD (including undistributed net investment
    income of $129,462 and $44,809, respectively)       $     25,806,061   $      23,651,206
                                                        =================  ==================



The accompanying notes are an integral part of the financial statements.

Financial Highlights







                                             For the                                                     For the Period
                                             Six Months                                                  2/14/94
                                             Ended                                                       (commencement
                                                06/30/98                For the Years Ended              of operations)
                                              (unaudited)        12/31/97    12/31/96    12/31/95        to 12/31/94
                                            -------------  ---------------  ----------  ----------  -----------------
Per share data (for a share outstanding
throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD      $      10.59   $        10.23   $   10.32   $    9.26   $          10.00
                                            -------------  ---------------  ----------  ----------  -----------------

Income from investment operations:
   Net investment income                           0.223            0.434       0.434       0.428               0.210
   Net realized and unrealized gain (loss)
      on investments                               0.007            0.361      (0.104)      1.062             (0.749)
                                            -------------  ---------------  ----------  ----------  -----------------

Total from investment operations                   0.230            0.795       0.330       1.490             (0.539)
                                            -------------  ---------------  ----------  ----------  -----------------

Less distributions to shareholders:
   From net investment income                     (0.190)          (0.435)     (0.420)     (0.430)            (0.201)
                                            -------------  ---------------  ----------  ----------  -----------------

NET ASSET VALUE - END OF PERIOD             $      10.63   $        10.59   $   10.23   $   10.32   $           9.26
                                            =============  ===============  ==========  ==========  =================

Total return1                                       2.18%           7.92%       3.33%      16.29%            (5.39)%

Ratios of expenses (to average net assets)
 /Supplemental Data:
    Expenses                                      0.66%2            0.69%       0.70%       0.79%          0.85%2,3
    Net investment income                         4.34%2            4.41%       4.44%       4.52%          3.71%2,3
Portfolio turnover                                     0%              1%          2%          5%                 4%
 NET ASSETS-END OF PERIOD (000'S OMITTED)   $     25,806   $      23,651   $  16,949   $  12,452   $          8,481
                                            =============  ==============  ==========  ==========  =================


1  Represents aggregate total return for the period indicated.
2  Annualized.
3 The investment advisor waived a portion of its management fee. If the full fee had been incurred by the fund, the net investment income per share would have been $0.186, and the annualized ratios would have been as follows:
Expenses, 1.29%; Net investment income 3.27%.



The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

1. ORGANIZATION

  Diversified Tax Exempt Series (the "Fund") is a no-load diversified series of Exeter Fund, Inc. (the "Corporation"), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  Shares of the Fund are offered directly to investors and to employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1998, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Diversified Tax Exempt Series Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES

  SECURITY VALUATION
  Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the last price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

  Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

  Short-term investments that mature in sixty days or less are valued at amortized cost which approximates market value.

  SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
  Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
  Interest income and expenses are recorded on an accrual basis.

  Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.


  FEDERAL INCOME TAXES
  The  Fund's  policy is to comply with the provisions of the Internal
  Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements (unaudited)

  FEDERAL INCOME TAXES (continued)
  At June 30, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $8,371. Of this amount, $889 will expire on December 31, 2002, $7,390 will expire on December 31, 2003 and $92 will expire on December 31, 2004.

  The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

  DISTRIBUTIONS OF INCOME AND GAINS
  Distributions  to  shareholders  of  net  investment income are made
  quarterly.    Distributions  are  recorded  on  the  ex-dividend  date.
  Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

  The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

  OTHER
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.



3. TRANSACTIONS WITH AFFILIATES

  The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $60,377 for the six months ended June 30, 1998.

  Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all

Notes to Financial Statements (unaudited) personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

  The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $2,898 for the six months ended June 30, 1998.

  Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

  The compensation of the non-affiliated Directors totaled $3,323 for the six months ended June 30, 1998.

4. PURCHASES AND SALES OF SECURITIES

  For the six months ended June 30, 1998, purchases and sales of securities, other than United States Government securities and short-term securities, were $2,854,968 and $0, respectively.

5. CAPITAL STOCK TRANSACTIONS

  Transactions in shares of Diversified Tax Exempt Series were:







              For the Six Months                  For the Year
              Ended 6/30/98                       Ended 12/31/97
             --------------------                ----------------
              Shares                Amount        Shares            Amount
             --------------------  ------------  ----------------  ------------

Sold                     312,422   $ 3,328,212           643,012   $ 6,698,681
Reinvested                40,185       426,633            78,730       818,991
Repurchased             (158,332)   (1,693,121)         (144,215)   (1,495,026)
             --------------------  ------------  ----------------  ------------
Total                    194,275   $ 2,061,724           577,527   $ 6,022,646
             ====================  ============  ================  ============



6. FINANCIAL INSTRUMENTS

  The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on June 30, 1998.

Exeter Fund, Inc.

International Series

Semi-Annual Report
June 30, 1998

Management Discussion and Analysis

Dear Shareholders:

We manage the International Series on a "top-down" basis, choosing investments based on our analysis of the country in which they are located. Once a country is chosen for investment, we buy stocks that we expect to benefit from the economic or market forces we anticipate in that country. In some cases, this entails limiting our purchases to certain types of companies, and in some cases we purchase a basket of stocks in that country.

As  of  June  30,  1998,  the Series' investments fell into two broad regions,
Europe and Asia, with European holdings constituting nearly 90% of the portfolio. This large allocation in Europe once again led to strong returns for the six months ending June 30, as European markets have earned among the best returns in the world for this period.

We originally invested in several European countries when the economies were very weak and interest rates were high. As we expected, the economies have strengthened, interest rates have fallen and have stayed low, and currencies have stabilized. This recovery has benefited our stocks, but two other factors have also contributed to the strong returns in Europe. First, new pro-business laws, such as those allowing companies to repurchase their shares
, have helped management focus on shareholdervalues.    Second, there is a
move toward corporate restructuring, such as was seen in the U.S. a few years ago, which has helped businesses become more competitive and profitable. These economic, political, and company-specific changes have all contributed to the outstanding returns in European stocks.

The Series' Asian investments, representing approximately 6% of the Series' stock holdings, can be further divided into three categories: Hong Kong, Japan, and Southeast Asia. In each of these cases, we limited our purchases to certain types of companies. We originally purchased our holdings in Hong Kong in early 1995. At that time, we purchased the stocks of companies that were tied to growth in mainland China, because we expected them to benefit from China's move towards a free market. The Chinese economy has performed better than those of other Asian countries recently because is more insulated from outside influences, such as currency trading, which have hurt others in the region and because of the continued push by the government to transform itself from the currently Communist economy. Although there is still fear in the marketplace that China will enact a major devaluation of its currency, we feel that this is unlikely to occur and that the Chinese economy will continue to grow this year.

Our investments in Japan and Southeast Asia were made more recently, after the onset of the Asian crisis had created values in those areas. We invested selectively in certain types of companies that we expected to benefit from the currency devaluations. This region has remained very weak economically; however, we expect the financial markets to begin to improve as they see the crisis forcing governments to make plans to reform the economies and stabilize the currencies.

Management Discussion and Analysis

The Japanese holdings were purchased last fall. After a long period during which we had avoided the Japanese market because we felt it to be seriously overvalued, we identified an opportunity to buy companies meeting specific criteria that offered compelling value. The Japanese economy has been troubled by large amounts of debt and weakness in the banking system, but the government has begun to address these problems. We expect the market to turn around as the government begins necessary reforms.

We recently sold the Series' holdings in Mexico and in the United Kingdom. While the investments in both these areas had performed well, we do not expect as much growth from those countries going forward. The Mexican economy is tightly tied to the United States' economy, which is a late-cycle economy where we believe much of the good news has already been realized. We also believe that the United Kingdom is late in its economic cycle, and there is a risk that growth will slow there as well, as interest rates have been moved higher to slow inflation.

As always, it is a privilege to serve you.

Sincerely,

Exeter Asset Management

[graphic]
<pie chart>
Data for pie chart to follow:


Portfolio Allocation by Country*

France                                                               30.00%
Germany                                                              32.72%
Hong Kong                                                             2.32%
Indonesia                                                             0.13%
Italy                                                                18.10%
Japan                                                                 2.71%
Malaysia                                                              1.53%
Spain                                                                12.47%
Thailand                                                              0.02%

*As a percentage of common stocks

Performance Update as of June 30, 1998 (unaudited)








                                  Exeter Fund, Inc.
                                International Series

                                                                            Total Return
Through                                                Growth of $10,000                    Average
06/30/98                                               Investment           Cumulative      Annual

One Year                                              $            13,275          32.75%     32.75%
Five Year                                             $            20,932         109.32%     15.91%
Inception 2                                           $            23,294         132.94%     15.56%












                                                        S&P 500 Total Return Index

                                                                                                Total Return
Through                                                                    Growth of $10,000                    Average
06/30/98                                                                   Investment           Cumulative      Annual

One Year                                                                  $            13,015          30.15%     30.15%
Five Year                                                                 $            28,216         182.16%     23.04%
Inception 2                                                               $            31,731         217.31%     21.84%











                                    Morgan Stanley
                         Capital International World Index

                                                                        Total Return
Through                                            Growth of $10,000                    Average
06/30/98                                           Investment           Cumulative      Annual

One Year                                         $            11,703          17.03%     17.03%
Five Year                                        $            20,677         106.77%     15.63%
Inception 2                                      $            23,523         135.23%     15.76%




The value of a $10,000 investment in the Exeter Fund, Inc. - International
Series from its inception (8/27/92) to
present (6/30/98) as compared to the
Standard & Poor's (S&P) 500 Total Return
Index and the Morgan Stanley Capital
International World Index. 1

[graphic]
<line chart>
Data for line chart to follow:


            Exeter Fund, Inc. -     S&P 500 Total   Morgan Stanly Capital
Date        International Series    Return Index    International World Index
08/27/92    10,000                  10,000          10,000
12/31/92    10,598                  10,643           9,880
12/31/93    13,359                  11,709          12,103
12/31/94    11,425                  11,868          12,717
12/31/95    11,898                  16,312          15,351
12/31/96    14,557                  20,052          17,421
12/31/97    18,589                  26,959          20,167
06/30/98    23,294                  31,731          23,523



1 The Standard & Poor (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter
market. The Morgan Stanley Capital International World Index is a market capitalization-weighted measure of the total return of 1,571 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New
Zealand  and  the  Far  East.   The Morgan Stanley Capital International World
Index is denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from August 27, 1992, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - June 30, 1998 (unaudited)








                                                      Value
                                             Shares   (Note 2)
COMMON STOCK - 95.75%
FRANCE - 28.72%
   AEROSPACE & MILITARY TECHNOLOGY - 0.25%
      Thomson CSF                            14,389  $  545,897
                                                     -----------

   AUTOMOBILES - 0.74%
     PSA Peugeot Citroen                      7,545   1,617,912
                                                     -----------

   BANKING - 2.90%
     Banque Nationale de Paris               18,100   1,474,884
     Compagnie Financiere de Paribas         19,733   2,105,958
     Societe Generale                        13,155   2,727,586
                                                     -----------
                                                      6,308,428
                                                     -----------

   BEVERAGE & TOBACCO - 1.08%
     LVMH (Louis Vuitton Moet Hennessy)      11,764   2,347,971
                                                     -----------

   BUILDING MATERIALS & COMPONENTS - 0.63%
     Lafarge SA                              13,327   1,373,931
                                                     -----------

   BUSINESS & PUBLIC SERVICES - 1.70%
     Vivendi                                 17,249   3,673,182
     Vivendi warrants (exp. 5/2/2001)        16,992      33,354
                                                     -----------
                                                      3,706,536
                                                     -----------

   CHEMICALS - 1.89%
     L'Air Liquide                           16,356   2,697,922
     Rhone-Poulenc - SA                      25,300   1,423,073
                                                     -----------
                                                      4,120,995
                                                     -----------

   ELECTRICAL & ELECTRONICS - 1.99%
     Alcatel Alsthom                         21,353   4,335,800
                                                     -----------

   ENERGY SOURCES - 3.91%
     Elf Aquitaine SA                        37,335   5,234,647
     Total SA - B                            25,288   3,278,607
                                                     -----------
                                                      8,513,254
                                                     -----------

   FINANCIAL SERVICES - 0.21%
     Societe Eurafrance SA                      743     465,720
                                                     -----------

   FOOD & HOUSEHOLD PRODUCTS - 1.31%
     Groupe Danone                           10,381   2,854,481
                                                     -----------



The accompanying note are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)








                                              Value
                                     Shares   (Note 2)
FRANCE (continued)
   HEALTH & PERSONAL CARE - 3.18%
     Sanofi SA                       11,667  $ 1,368,299
     L'Oreal                         10,013    5,554,480
                                             ------------
                                               6,922,779
                                             ------------

   INDUSTRIAL COMPONENTS - 0.40%
     Michelin-B                      15,313      881,532
                                             ------------

   LEISURE & TOURISM - 0.62%
     Accor SA                         4,809    1,342,170
                                             ------------

   MACHINERY & ENGINEERING - 0.50%
     Schneider SA                    13,595    1,081,107
                                             ------------

   MATERIALS & COMMODITIES - 1.35%
     Compagnie de Saint-Gobain       15,911    2,942,086
                                             ------------

   MERCHANDISING - 3.17%
     Carrefour Supermarche SA         6,048    3,815,887
     Casino Guichard-Perrachon SA    10,600      844,161
     Pinault-Printemps-Redoute SA     1,500    1,251,971
     Promodes                         1,800      994,649
                                             ------------
                                               6,906,668
                                             ------------

   MULTI-INDUSTRY - 2.89%
     AXA                             27,573    3,092,753
     Chargeurs SA                     1,235      101,755
     Suez Lyonnaise des Eaux         17,368    2,850,527
     Pathe SA                         1,235      241,400
                                             ------------
                                               6,286,435
                                             ------------

   TOTAL FRENCH SECURITIES
     (Identified Cost $30,664,566)            62,553,702
                                             ------------

GERMANY - 31.34%
   AIRLINES - 0.27%
     Deutsche Lufthansa AG           23,700      593,814
                                             ------------

   BANKING - 6.11%
     Bayerische Vereinsbank AG       49,730    4,222,119
     Deutsche Bank AG                44,350    3,749,408
     Dresdner Bank AG                99,090    5,332,690
                                             ------------
                                              13,304,217
                                             ------------



The accompanying note are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)







                                                   Value
                                        Shares     (Note 2)
GERMANY (continued)
   BUSINESS & PUBLIC SERVICES - 1.90%
     SAP AG                                6,850  $ 4,148,665
                                                  ------------

   CHEMICALS - 1.98%
     Bayer AG                             83,750    4,312,590
                                                  ------------

   CONSTRUCTION & HOUSING  - 0.50%
     Hochtief AG                          22,770    1,089,388
                                                  ------------

   ELECTRICAL & ELECTRONICS - 3.35%
     Siemens AG                          120,000    7,287,646
                                                  ------------

   INSURANCE - 4.62%
     Allianz AG                           23,070    7,592,210
     Muenchener Rueckversicherungs -
        Gersellschaft AG                   5,000    2,475,123
                                                  ------------
                                                   10,067,333
                                                  ------------

   MACHINERY & ENGINEERING - 3.18%
     Mannesmann AG                        57,250    5,797,857
     MAN AG                                2,902    1,126,777
                                                  ------------
                                                    6,924,634
                                                  ------------

   MATERIALS & COMMODITIES - 0.51%
      Degussa AG                          17,900    1,099,944
                                                  ------------

   MULTI-INDUSTRY - 2.06%
     Viag AG                               6,656    4,491,349
                                                  ------------

   TELECOMMUNICATIONS - 2.48%
     Deutsche Telekom AG                 200,250    5,393,928
                                                  ------------

   UTILITIES - GAS & ELECTRIC - 4.38%
     RWE AG                               75,810    4,486,565
     VEBA AG                              74,150    5,044,521
                                                  ------------
                                                    9,531,086
                                                  ------------

   TOTAL GERMAN SECURITIES
     (Identified Cost $34,240,532)                 68,244,594
                                                  ------------

HONG KONG - 2.22%

   BROADCAST SERVICES - 0.61%
     Television Broadcasts Ltd.          500,000    1,322,865
                                                  ------------

   ENERGY SOURCES - OIL/GAS - 0.40%
     Shanghai Petrochemical Co. Ltd.   7,750,000      870,187
                                                  ------------



The accompanying note are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)








                                                         Value
                                              Shares     (Note 2)
HONG KONG (continued)
   INVESTMENT HOLDING COMPANIES - 0.64%
     Hutchison Whampoa Ltd.                    265,000  $1,398,817
                                                        -----------

   MULTI-INDUSTRY - 0.41%
     Citic Pacific Ltd.                        500,000     884,061
                                                        -----------

   RETAIL - APPAREL - 0.15%
     Giordano International Ltd.             1,650,000     334,330
                                                        -----------

   WHOLESALE - SPECIAL LINES - 0.01%
     Goldlion Holdings Ltd.                    200,000      22,456
                                                        -----------

    TOTAL HONG KONG SECURITIES
      (Identified Cost $8,431,828)                       4,832,716
                                                        -----------

INDONESIA - 0.13%

   BUILDING MATERIAL & COMPONENTS - 0.03%
      PT Barito Pacific Timber               3,425,000      57,274
                                                        -----------

   TEXTILES & APPAREL - 0.10%
     Great River International               8,600,000     215,720
                                                        -----------

   TOTAL INDONESIAN SECURITIES
      (Identified Cost $3,765,253)                         272,994
                                                        -----------

ITALY - 17.33%

   AUTOMOBILES - 1.12%
      Fiat S.p.A.                              559,900   2,444,469
                                                        -----------

   BUILDING MATERIAL & COMPONENTS - 0.34%
     Italcementi S.p.A.                         83,600     749,683
                                                        -----------

   CONSTRUCTION & HOUSING - 0.22%
     Sirti S.p.A.                               86,500     469,393
                                                        -----------

   ENERGY SOURCES - OIL/GAS - 3.15%
     Edison S.p.A.                             104,000     832,529
     ENI S.p.A                                 921,940   6,027,303
                                                        -----------
                                                         6,859,832
                                                        -----------

   FINANCIAL SERVICES - 3.28%
     Banca Commerciale Italiana                352,000   2,099,763
     Banca Intesa S.p.A.                       120,100     670,258
     Credito Italiano S.p.A.                   489,000   2,553,405
     Istituto Bancario San Paolo di Torina     126,800   1,825,161
                                                        -----------
                                                         7,148,587
                                                        -----------




The accompanying note are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)








                                                                  Value
                                                       Shares     (Note 2)
ITALY (continued)
   FOOD & HOUSEHOLD PRODUCTS - 0.26%
      Parmalat Finanziaria S.p.A.                       280,080  $   569,750
                                                                 ------------

   INSURANCE - 2.65%
     Assicurazioni Generali                             143,104    4,641,668
     RAS S.p.A.                                          47,575      618,051
     SAI S.p.A.                                          40,400      514,638
                                                                 ------------
                                                                   5,774,357
                                                                 ------------

   MULTI-INDUSTRY - 0.50%
     Pirelli S.p.A.                                     348,000    1,083,844
                                                                 ------------

   RETAIL - SPECIALTY STORES - 0.25%
     La Rinascente S.p.A.                                55,000      546,299
     La Rinascente S.p.A. warrants (exp. 11/30/1999)      2,250        4,836
                                                                 ------------
                                                                     551,135
                                                                 ------------

   TELECOMMUNICATIONS - 4.96%
     Telecom Italia S.p.A.                              588,890    4,324,166
     Telecom Italia Mobile S.p.A.                     1,060,000    6,465,913
                                                                 ------------
                                                                  10,790,079
                                                                 ------------

   TEXTILES & APPAREL - 0.32%
      Benetton Group S.p.A.                             332,520      688,555
                                                                 ------------

   UTILITIES - GAS & ELECTRIC - 0.28%
     Italgas S.p.A.                                     150,000      609,431
                                                                 ------------

   TOTAL ITALIAN SECURITIES
      (Identified Cost $21,800,572)                               37,739,115
                                                                 ------------

JAPAN - 2.60%
   MACHINERY - 1.26%
     Aida Engineering, Ltd.                             342,000    1,329,308
     Amada Sonoike Co., Ltd.                            515,000    1,404,922
                                                                 ------------
                                                                   2,734,230
                                                                 ------------

   RUBBER & PLASTICS - 0.70%
     Tenma                                              120,000    1,517,605
                                                                 ------------

   TEXTILES & APPAREL - 0.64%
     Tokyo Style Co., Ltd.                              143,000    1,399,848
                                                                 ------------

    TOTAL JAPANESE SECURITIES
      (Identified Cost $5,986,921)                                 5,651,683
                                                                 ------------



The accompanying note are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)








                                                                 Value
                                                      Shares     (Note 2)
MALAYSIA - 1.46%
   BUILDING MATERIALS & COMPONENTS - 0.49%
     Jaya Tiasa Holdings Bhd                           850,000  $1,057,954
                                                                -----------

   MULTI-INDUSTRY - 0.97%
     Kumpulan Guthrie Bhd                            2,277,000   1,320,733
     Sime Darby Bhd                                  1,160,000     801,798
                                                                -----------
                                                                 2,122,531
                                                                -----------

    TOTAL MALAYSIAN SECURITIES
      (Identified Cost $5,708,601)                               3,180,485
                                                                -----------

SPAIN - 11.93%
   BEVERAGE & TOBACCO - 0.20%
     Tabacalera SA                                      21,330     436,330
                                                                -----------

   CONSTRUCTION & HOUSING - 0.39%
     Dragados & Construcciones SA                       11,988     383,462
     Fomento de Construcciones y Contratas SA            9,108     469,347
                                                                -----------
                                                                   852,809
                                                                -----------

   ENERGY SOURCES - OIL/GAS - 0.97%
      Repsol SA                                         38,365   2,111,963
                                                                -----------

   FINANCIAL SERVICES - 4.50%
     Banco Bilbao Vizcaya SA                            84,870   4,351,343
     Banco Central Hispanoamericano SA                  37,776   1,186,198
     Banco Santander SA                                112,678   2,881,199
     Corporacion Bancaria de Espana SA (Argentaria)     62,048   1,390,531
                                                                -----------
                                                                 9,809,271
                                                                -----------

   INSURANCE - 0.09%
     Corporacion Mapfre                                  5,646     197,887
                                                                -----------

   METAL - STEEL - 0.14%
     Acerinox SA                                         2,343     311,690
                                                                -----------

   MULTI-INDUSTRY - 0.22%
     Autopistas Concesionaria Espanola SA               29,865     462,084
     Autopistas Concesionaria Espanola SA Rights        29,865      22,569
                                                                -----------
         (exp.  7/10/1998)                                         484,653
                                                                -----------



The accompanying note are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)








                                                               Value
                                                    Shares     (Note 2)
SPAIN  (continued)
   REAL ESTATE - 0.03%
     Inmobiliaria Metropolitana Vasco Central SA       2,368  $     69,575
     Inmobiliaria Metropolitana Vasco Central SA
        Rights (exp. 7/24/98)                          2,368         3,332
                                                              -------------
                                                                    72,907
                                                              -------------

   TELECOMMUNICATIONS - 2.33%
     Telefonica SA                                   110,009     5,081,230
                                                              -------------

   UTILITIES - GAS & ELECTRIC - 3.06%
     Endesa SA                                       116,840     2,553,751
     Gas Natural SDG - E SA                           19,972     1,441,636
     Iberdrola SA                                    122,474     1,986,725
     Union Electrica Fenosa SA                        52,126       670,681
                                                              -------------
                                                                 6,652,793
                                                              -------------

   TOTAL SPANISH SECURITIES
      (Identified Cost $9,469,933)                              26,011,533
                                                              -------------

THAILAND - 0.02%
   FOOD & HOUSEHOLD PRODUCTS - 0.02%
     Songkla Canning Public Co. Ltd.
      (Identified Cost $24,031)                       38,100        43,918
                                                              -------------

TOTAL COMMON STOCK
     (Identified Cost $120,092,237)                            208,530,740
                                                              -------------

SHORT-TERM INVESTMENTS - 1.70%
     Dreyfus Treasury Cash Management Fund
      (Identified Cost $3,708,728)                 3,708,728     3,708,728
                                                              -------------

TOTAL INVESTMENTS - 97.45%
      (Identified Cost $123,800,965)                           212,239,468

OTHER ASSETS, LESS LIABILITIES - 2.55%                           5,561,824
                                                              -------------

NET ASSETS -100%                                              $217,801,292
                                                              =============



The accompanying note are an integral part of the financial statements.

Investment Portfolio - June 30, 1998 (unaudited)








FEDERAL TAX INFORMATION:

At June 30, 1998, the net unrealized appreciation based on identified cost for federal income tax purposes of $123,800,965 was as follows:

   Aggregate gross unrealized appreciation for all investments
   in which there was an excess of value over tax cost                      $ 98,755,005

   Aggregate gross unrealized depreciation for all investments
   in which there was an excess of tax cost over value                       (10,316,502)
                                                                            -------------

UNREALIZED APPRECIATION -  NET                                              $ 88,438,503
                                                                            =============










                                                     Percent
                                                     of Net Assets
                                                    ---------------
Industry Concentration (as a percent of net assets)
Aerospace & Military Technology                               0.25%
Airlines                                                      0.27%
Automobiles                                                   1.86%
Banking                                                       9.01%
Beverage & Tobacco                                            1.28%
Broadcast Services                                            0.61%
Building Materials & Components                               1.49%
Business & Public Services                                    3.60%
Chemicals                                                     3.87%
Construction & Housing                                        1.11%
Electrical & Electronics                                      5.34%
Energy Sources                                                8.43%
Financial Services                                            7.99%
Food & Household Products                                     1.59%
Health & Personal Care                                        3.18%
Industrial Components                                         0.40%
Insurance                                                     7.36%
Investment Holding Companies                                  0.64%
Leisure & Tourism                                             0.62%
Machinery & Engineering                                       4.94%
Materials & Commodities                                       1.86%
Merchandising                                                 3.17%
Metals-Steel                                                  0.14%
Multi-Industry                                                7.05%
Real Estate                                                   0.03%
Retail                                                        0.40%
Rubber & Plastics                                             0.70%
Telecommunications                                            9.77%
Textiles & Apparel                                            1.06%
Utilities - Gas & Electric                                    7.72%
Wholesale - Special Lines                                     0.01%
                                                    ---------------
 TOTAL COMMON STOCK                                          95.75%
                                                    ===============



The accompanying note are an integral part of the financial statements.

Statement of Assets and Liabilities (unaudited)








JUNE 30, 1998

ASSETS:
Investments, at value (identified cost $123,800,965)(Note 2)      $212,239,468
U.S. currency                                                        2,724,821
Foreign currency, at value (cost $653,663)                             646,419
Receivable for securities sold                                       1,454,675
Receivable for open forward foreign currency exchange contracts
  (Note 2)                                                             613,743
Foreign tax reclaims receivable                                        501,661
Dividends receivable                                                   191,229
Receivable for fund shares sold                                         33,610
                                                                  ------------

TOTAL ASSETS                                                       218,405,626
                                                                  ------------

LIABILITIES:

Accrued management fees (Note 3)                                       177,746
Accrued Directors' fees (Note 3)                                         3,332
Payable for fund shares repurchased                                    402,444
Audit fee payable                                                       11,711
 Payable for securities purchased                                        8,026
Other payables and accrued expenses                                      1,075
                                                                  ------------

TOTAL LIABILITIES                                                      604,334
                                                                  ------------

NET ASSETS FOR 13,285,264 SHARES
   OUTSTANDING                                                    $217,801,292
                                                                  ============

NET ASSETS CONSIST OF:

Capital stock                                                     $    132,853
Additional paid-in-capital                                         116,612,772
Undistributed net investment income                                  1,616,005
Accumulated net realized gain on investments                        10,411,274
Net unrealized appreciation on investments, foreign currency, forward foreign currency exchange contracts, and other
      assets and liabilities                                        89,028,388
                                                                  ------------

TOTAL NET ASSETS                                                  $217,801,292
                                                                  ============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
 ($217,801,292/13,285,264 shares)                                 $      16.39
                                                                  ============



The accompanying note are an integral part of the financial statements.

Statement of Operations (unaudited)








FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME:

Dividends (net of withholding)                              $ 2,608,131
Interest                                                        292,051
                                                            ------------

Total Investment Income                                       2,900,182
                                                            ------------

EXPENSES:

Management fees (Note 3)                                      1,094,441
Directors' fees (Note 3)                                          3,323
Custodian fee                                                   102,296
Audit fee                                                        14,815
 Miscellaneous                                                   17,385
                                                            ------------

 Total Expenses                                               1,232,260
                                                            ------------

NET INVESTMENT INCOME                                         1,667,922
                                                            ------------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on -
    Investments (identified cost basis)                       6,756,592
     Foreign currency and forward foreign currency
         exchange contracts                                   1,528,355
                                                            ------------

Net realized gain on investments                              8,284,947
                                                            ------------

Net change in unrealized appreciation on -
   Investments                                               39,694,641
   Foreign currency and forward foreign currency exchange
       contracts and other assets and liabilities              (152,435)
                                                            ------------

Net change in unrealized appreciation on investments         39,542,206
                                                            ------------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                            47,827,153
                                                            ------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                          $49,495,075
                                                            ============




The accompanying note are an integral part of the financial statements.

Statements of Changes in Net Assets








                                                 For the Six
                                                 Months Ended     For the
                                                 6/30/98          Year Ended
                                                 (unaudited)      12/31/97
                                                ---------------  -------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

Net investment income                           $    1,667,922   $  2,131,517
Net realized gain on investments                     8,284,947     18,953,046
Net change in unrealized appreciation on
   investments                                      39,542,206     20,653,854
                                                ---------------  -------------

Net increase in net assets from operations          49,495,075     41,738,417
                                                ---------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS
    (NOTE 2):

From net investment income                                  --     (2,124,831)
From net realized gain on investments                       --    (19,807,200)
                                                ---------------  -------------

Total distributions to shareholders                         --    (21,932,031)
                                                ---------------  -------------

CAPITAL STOCK ISSUED AND
 REPURCHASED:

Net increase (decrease) from capital share
   transactions (Note 5)                           (30,949,652)    30,118,134
                                                ---------------  -------------

Net increase in net assets                          18,545,423     49,924,520

NET ASSETS:

Beginning of period                                199,255,869    149,331,349
                                                ---------------  -------------

END OF PERIOD (including undistributed net
   investment income (loss) of $1,616,005 and
   ($51,917),  respectively)                    $  217,801,292   $199,255,869
                                                ===============  =============



The accompanying note are an integral part of the financial statements.

Financial Highlights









                                                           For the Six
                                                           Month Ended
                                                           6/30/98                  For the Years
                                                           (unaudited)         12/31/97    12/31/96    12/31/95    12/31/94
                                                          --------------  ----------------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD):

NET ASSET VALUE - BEGINNING  OF
PERIOD                                                    $       13.08   $         11.54   $    9.57   $    9.54   $   11.33
                                                          --------------  ----------------  ----------  ----------  ----------

Income from investment operations:
   Net investment income                                          0.119             0.154       0.156       0.123       0.143
   Net realized and unrealized gain
      (loss) on investments                                       3.191             2.992       1.976       0.262      (1.784)
                                                          --------------  ----------------  ----------  ----------  ----------

Total from investment operations                                  3.310             3.146       2.132       0.385      (1.641)
                                                          --------------  ----------------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income                                        --            (0.150)     (0.143)     (0.118)         --
   From paid-in-capital                                              --                --          --      (0.160)         --
   From net realized gain on
       investments                                                   --            (1.456)     (0.019)     (0.077)     (0.149)
                                                          --------------  ----------------  ----------  ----------  ----------

Total distributions to shareholders                                  --            (1.606)     (0.162)     (0.355)     (0.149)
                                                          --------------  ----------------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD                           $       16.39   $         13.08   $   11.54   $    9.57   $    9.54
                                                          ==============  ================  ==========  ==========  ==========

Total return1                                                     25.31%            27.70%      22.35%       4.14%    (14.48)%

Ratios of expenses (to average net
 assets) / Supplemental Data:
    Expenses                                                     1.13%3              1.08%       1.12%       1.20%       1.18%
    Net investment income                                        1.52%3              1.18%       1.46%       1.42%       1.38%

Portfolio turnover                                                    0%               10%          2%         14%         31%

Average commission rate paid2                             $      0.0024   $        0.0005   $  0.0013   $  0.0021           -

NET ASSETS - END OF PERIOD
 (000'S OMITTED)                                          $     217,801   $       199,256   $ 149,331   $ 128,294   $  85,964
                                                          ==============  ================  ==========  ==========  ==========







                                                           12/31/93
                                                          ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD):

NET ASSET VALUE - BEGINNING  OF
PERIOD                                                    $    9.19
                                                          ----------

Income from investment operations:
   Net investment income                                      0.150
   Net realized and unrealized gain
      (loss) on investments                                   2.240
                                                          ----------

Total from investment operations                              2.390
                                                          ----------

Less distributions to shareholders:
   From net investment income                                (0.250)
   From paid-in-capital                                          --
   From net realized gain on
       investments                                               --
                                                          ----------

Total distributions to shareholders                          (0.250)
                                                          ----------

NET ASSET VALUE - END OF PERIOD                           $   11.33
                                                          ==========

Total return1                                                 26.00%

Ratios of expenses (to average net
 assets) / Supplemental Data:
    Expenses                                                   1.16%
    Net investment income                                      1.39%

Portfolio turnover                                               20%

Average commission rate paid2                                     -

NET ASSETS - END OF PERIOD
 (000'S OMITTED)                                          $  92,012
                                                          ==========


1  Represents aggregate total return for the period indicated.
2 Average commission rate is calculated for Funds with fiscal years beginning on or after January 1, 1995.
3  Annualized.

The accompanying note are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

1.  ORGANIZATION

International Series (the "Fund") is a no-load non-diversified series of Exeter Fund, Inc. (the "Corporation"), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are offered to clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1998, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as International Series Common Stock.

2.  SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.


Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements (unaudited)

FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statements (unaudited)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward foreign currency exchange contracts.

The Fund regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in forward foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for forward foreign currency exchange contracts outstanding as of June 30, 1998 is as follows:








                                                           Unrealized
Settlement   Contracts        In Exchange    Contracts     Appreciation\
Date         to Deliver       For            At Value      Depreciation
----------   ----------       -----------    ---------     ---------------

07/29/98     Deutsche Marks  $  33,557,794  $33,413,134  $        144,660
07/29/98     French Francs   $  30,899,576  $30,736,438  $        163,138
07/09/98     Japanese Yen    $   5,964,139  $ 5,658,194  $        305,945
                                                         ----------------
Total                                                    $        613,743
                                                         ================



On June 30, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (unaudited)

3. TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $1,094,441 for the six months ended June 30, 1998.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $3,323 for the six months ended June 30, 1998.

4.  PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 1998, purchases and sales of securities, other than United States Government securities and short-term securities, were $100,323 and $23,766,234, respectively.

5.  CAPITAL STOCK TRANSACTIONS

Transactions in shares of International Series were:







              For the                         For the
              Six Months                       Year
              Ended 6/30/98                     Ended 12/31/97
             ---------------                 ------------------


              Shares           Amount         Shares              Amount

Sold              1,068,103   $ 16,065,555           1,557,079   $ 21,366,816
Reinvested               --             --           1,695,615     21,716,296
Repurchased      (3,017,870)   (47,015,207)           (956,763)   (12,964,978)
             ---------------  -------------  ------------------  -------------
Total            (1,949,767)  $(30,949,652)          2,295,931   $ 30,118,134
             ===============  =============  ==================  =============

Notes to Financial Statements (unaudited)

6.  FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.